                       ---------------------------------


                             OFFIT High Yield Fund

                        OFFIT Emerging Markets Bond Fund

                         OFFIT New York Municipal Fund

                        OFFIT California Municipal Fund

                         OFFIT National Municipal Fund

                     OFFIT U.S. Government Securities Fund

                         OFFIT Mortgage Securities Fund

                            OFFIT Total Return Fund


                       ---------------------------------




                               SEMI-ANNUAL REPORT




                                 June 30, 2002








                        The OFFIT Investment Fund, Inc.

                                     OFFIT

                               PRESIDENT'S LETTER

--------------------------------------------------------------------------------

We are pleased to provide you with the Semi-Annual Report of the OFFIT Investment Fund, Inc. for June 2002. As of June 30, 2002 the Funds various investment portfolios have assets in excess of $1.060 billion.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager are part of this Semi-Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

We value your investment in the OFFIT Investment Funds, Inc. and welcome any questions or comments you may have.

Sincerely,



/s/ F. Daniel Prickett
---------------------------
F. Daniel Prickett



July 31, 2002

                        THE OFFIT INVESTMENT FUND, INC.
                 HISTORICAL PERFORMANCE -- AS OF JUNE 30, 2002

--------------------------------------------------------------------------------


                                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                              ------------------------------------------------------------------
                                                                                                                         SINCE
                                                                  1 YR           3 YRS         5 YRS       10 YRS      INCEPTION
                                                              ------------   ------------   ----------   ----------   ----------
OFFIT HIGH YIELD FUND(1) (Inception: 3/2/94)                     (2.30%)        (0.87%)        1.96%         7.54%        8.82%
Merrill Lynch All High Yield Bond Index                          (3.08)         (0.80)         1.88          6.63         8.64
Lipper High Current Yield Funds                                  (3.77)         (3.53)        (0.29)         N/A          N/A

OFFIT EMERGING MARKETS BOND FUND (2)(Inception: 3/8/94)         (12.77%)         5.17%         2.86%         7.94%
Composite Index: 50% JPM EMBI+/50% JPM LEI                      (12.43)          4.79          2.96          7.79
Lipper Emerging Markets Debt Funds                                4.55          11.39          4.01          8.60
JPM EMBI Global                                                  (3.34)          9.72          5.50          9.74
Composite Index: 50% EMBI+/50% LEI, JPM EMBIG                   (11.14)          5.35          3.34          7.99

OFFIT NEW YORK MUNICIPAL FUND(3)(Inception: 4/3/95)               6.78%          7.12%         6.22%         6.32%
Lehman Brothers 5 Year Municipal Bond Index                       7.10           6.54          5.82          5.94
Lipper New York Intermediate Municipal Debt Funds                 5.60           5.91          5.31          5.56

OFFIT CALIFORNIA MUNICIPAL FUND(3) (Inception: 4/2/97)            6.66%          6.68%         5.87%         6.15%
Lehman Brothers 5 Year Municipal Bond Index                       7.10           6.54          5.82          6.02
Lipper California Intermediate Municipal Debt Funds               6.03           5.74          5.23          5.52

OFFIT NATIONAL MUNICIPAL FUND(3) (Inception: 10/20/97)            7.68%          7.98%         6.94%
Lehman Brothers 5 Year Municipal Bond Index                       7.10           6.54          5.73
Lipper Intermediate Municipal Debt Funds                          5.99           5.64          4.93

OFFIT U.S. GOVERNMENT SECURITIES FUND (Inception: 7/1/97)         8.57%          7.74%         6.98%         6.98%
Merrill Lynch 1-10 Year U.S. Tsy/Agy                              8.47           7.76          7.22          7.22
Lipper Intermediate U.S. Government Funds                         7.74           7.02          6.45          6.45

OFFIT MORTGAGE SECURITIES FUND (Inception: 7/1/97)                8.59%          7.88%         7.00%         7.00%
Merrill Lynch Mortgage Master Index                               9.28           8.45          7.57          7.57
Lipper U.S. Mortgage Funds                                        8.53           7.67          6.87          6.87

OFFIT TOTAL RETURN FUND (Inception: 6/22/00)                      4.77%          7.35%
Lehman Brothers Aggregate Bond Index                              8.63           9.86

(1) The performance information for the period prior to March 1, 1994 reflects the performance of The Senior Securities Fund, L.P. (the "Partnership"), the predecessor limited partnership to the Fund. As a registered investment company, the Fund is subject to certain restrictions under the Investment Company Act and the Internal Revenue Code to which the Partnership was not subject. Had the Partnership been registered under the Act and subject to the Code, its performance may have been adversely affected.

(2) Effective June 1, 2002, the Emerging Markets Bond Fund has further diversified across three global emerging markets regions namely: Latin America, Europe, Middle East and Africa (EMEA), and Asia. To reflect this change, the benchmark from June 1, 2002 forward is 100% J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

(3) Income from the Fund may be subject to some state and/or local taxes and for certain investors it may be subject to the Federal Alternative Minimum Tax.

OFFITBANK, a Wachovia company, is investment manager for the Fund. The Fund is not an obligation of OFFITBANK nor is it FDIC insured. The prospectus containing more complete information regarding the Fund's investment strategy as well as risk factors is available upon request and should be read carefully before you invest. Performance data quoted represents past performance and the investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. Average annual total return assumes reinvestment of dividends and distributions and reflects the effect of certain fee waivers. The Funds are distributed by OFFIT Funds Distributor, Inc.

                                     OFFIT

                                HIGH YIELD FUND

--------------------------------------------------------------------------------

The Fund's net investment return for the first half of 2002 after all fees and expenses was -1.45%. For comparative purposes, the Fund outperformed the Lipper High Current Yield Fund Average return of -3.77%. The June 30, 2002 net asset value of $7.06 was 5.6% lower than the $7.48 prior year value. The net assets of the Fund at June 30, 2002 were $630.9 million and the 30-day SEC yield was 9.39%.

In the financial markets, the optimism of the first quarter gave way to increasing pessimism as the second quarter progressed. Although there was a small deterioration in economic expectations, the main driver appears to have been the drumbeat of announcements regarding fraud and accounting irregularities at major corporations. This has naturally led to a loss of investor confidence, which is reflected in recent market movements. Although exposure of fraud and large-scale accounting irregularities is "normal" after a bubble bursts, that is no consolation to investors whose trust has been abused. Consequently, a rise in risk-averse behavior is to be expected. In fact, over the near term, the flight to quality is likely to continue. As evidence of this, the ten-year Treasury bond yield is now well below 5%, a level not seen on a sustained basis since 1965. Also, economists are lowering their GDP estimates, providing evidence they believe the cautious tone of the financial markets is spilling over to the real economy. While we believed early on that GDP estimates were too optimistic, all of this may now add up to a "muddle-through" economic environment more friendly to our upper- tier strategy.

The year started well for high yield with positive returns and momentum in the first quarter and into April. May turned slightly negative as Adelphia Communications captured headlines with their apparent fraudulent behavior that subsequently raised questions on the safety and stability of the cable sector. By June, WorldCom had joined the ranks of fallen angels and was added to a number of high yield indices. Shortly thereafter, WorldCom disclosed large-scale accounting irregularities, their bonds plummeted, and high yield returns for June were dragged sharply lower. Sector selection proved very material during the quarter as telecommunications, towers, cable, and independent power producers materially underperformed as a result of pressure from nervous investors. A number of other sectors, however, faired very well including lodging, capital goods, metals and consumer products.

Away from the perils of fraud and poor accounting, the underlying high yield market was, and is, basically healthy. New issues came at a steady pace throughout the first half and totaled $41 billion. Mutual fund flows were positive up until late May, turned negative into June, and are still up a positive $6 billion this year. Mutual funds appear to have excess cash on hand, funds that could spark a rally. Additionally, defaults of original issue high yield securities continue to slow as the cleansing process winds down. Market spreads narrowed about 100 basis points through May but widened back out to 750-800 basis points in June as a result of troubles at WorldCom and other fallen angels. As a number of these fallen angels default, reported high yield spreads should tighten. The positive yield curve, easy monetary policy, and fiscal stimulus will also help spreads to tighten.

Several noteworthy developments occurred during the first half that affected the portfolio. There was a marked pickup in bond calls and tenders as companies proactively sought to retire high cost debt through either lower cost debt alternatives or asset sale proceeds. In almost all instances bonds were retired at premiums to face amount. Called bonds consisted of one of the two Fresenius Medical Care holdings and a Sinclair Broadcasting note. AK Steel bonds were sold ahead of the full call of the issue with the proceeds reinvested in its new issue. Tendered bonds included several long-held investments such as Prime Hospitality, Sun International and two John Q. Hammons Hotels issues. Also, two of the short-term US Air equipment trust notes matured. Disappointing events included substantially lower valuations for cable companies as a result of the bankruptcy of a large domestic multi-system operator and accounting uncertainty. The wireless telecommunications industry continues to experience increased competition and slower subscriber growth which muted performance in that sector. Positively, oil refining credits were boosted by stronger margins as light product inventories fell, eliminating the overhang of product stock. Also, the transportation industry continued to rebound from depressed levels of late last year.

We continue to focus on the better-quality sector of the high yield market and have made a conscious effort to maintain a higher-quality diversified portfolio. We upgraded and consolidated the portfolio during the first half by eliminating 17 issues on a net basis. Several core holdings trading at tight spreads were either sold or reduced including Lear Corp., Office Depot and Tricon Global Restaurants. Additionally, we trimmed our holdings in the secured bank debt of

                                     OFFIT

                                HIGH YIELD FUND

--------------------------------------------------------------------------------

Eurotunnel. We also established new positions at discounts to face value in former investment-grade companies such as Georgia Pacific, Royal Caribbean and Starwood Hotels & Restaurants. A former holding, Park Place Entertainment, was also added based on relative value. Approximately 50% of the holdings in the Fund are rated Ba3 or better by Moody's or BB- or better by Standard & Poor's. In keeping with our cautious view, we upgraded quality from about 45% double-B at year-end. The Fund is well diversified, with over 130 issues. Our immediate goal is to enhance the current yield of the Fund while maintaining its higher-quality focus. We continue to believe that better-quality high yield credits will outperform fixed income alternatives over time.


J. William Charlton                                              Thomas M. Dzwil
Joseph L. Mirsky

July 31, 2002

                                     OFFIT

                                HIGH YIELD FUND
--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                                                     SHARES OR
                                                                                     PRINCIPAL               MARKET
                                                                                      AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (92.8%)
 AUTOMOTIVE (2.8%)
  Dana Corp. Sr Notes, 9.00%, 08/15/11 ...................................       $   5,000,000           $  4,900,000
  Exide Corp. Sr Notes, 10.00%, 04/15/05 .................................           8,000,000(5)           1,280,000
  Federal-Mogul Corp. Notes, 7.875%, 07/01/10 ............................          10,500,000(5)           2,310,000
  Hayes Lemmerz International Inc. Sr Sub Notes, 9.125%, 07/15/07 ........           9,000,000(5)             990,000
  Lear Corp. Sr Notes, 8.11%, 05/15/09 ...................................           8,000,000              8,200,000
                                                                                                         ------------
                                                                                                           17,680,000
                                                                                                         ------------
 BROADCAST/MEDIA (2.3%)
  Granite Broadcasting Corp. Sr Sub Notes, 8.875%, 05/15/08 ..............           2,000,000              1,800,000
  Granite Broadcasting Corp. Sr Sub Notes, 10.375%, 05/15/05 .............           5,000,000              4,850,000
  MDC Communications Inc. Sr Sub Notes, 10.50%, 12/01/06 .................           1,067,000                917,620
  Quebecor Media Inc. Sr Notes, 11.125%, 07/15/11 ........................           7,000,000              6,930,000
                                                                                                         ------------
                                                                                                           14,497,620
                                                                                                         ------------
 CABLE (3.1%)
  Adelphia Communications Corp. Sr Notes, 8.375%, 02/01/08 ...............           7,500,000(5)           3,075,000
  Adelphia Communications Corp. Sr Notes, 9.50%, 02/15/04 ................           1,252,911(5)(6)          513,694
  Adelphia Communications Corp. Sr Notes, 9.875%, 03/01/07 ...............           2,500,000(5)           1,025,000
  Charter Communications Holdings Sr Notes, 8.625%, 04/01/09 .............           7,500,000              4,950,000
  Charter Communications Holdings Sr Notes, 11.125%, 01/15/11 ............           5,000,000              3,500,000
  Mediacom LLC Capital Sr Notes, 9.50%, 01/15/13 .........................           8,000,000              6,720,000
                                                                                                         ------------
                                                                                                           19,783,694
                                                                                                         ------------
 CHEMICAL (4.5%)
  Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05 ..................          15,000,000(5)              75,000
  Huntsman International LLC Sr Notes, 9.875%, 03/01/09 ..................           5,000,000(1)           5,000,000
  Lyondell Chemical Co. Sr Secured Notes, 9.875%, 05/01/07 ...............          11,000,000             10,505,000
  Millenium America Inc. Sr Notes, 9.25%, 06/15/08 .......................           5,000,000              5,150,000
  Terra Industries Inc. Sr Notes, 10.50%, 06/15/05 .......................           9,000,000              7,920,000
                                                                                                         ------------
                                                                                                           28,650,000
                                                                                                         ------------
 CONSUMER GROUPS (8.5%)
  Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07 ............................           5,000,000              3,525,000
  Fisher Scientific International Inc. Sr Sub Notes, 9.00%, 02/01/08 .....           6,000,000              6,180,000
  Fleming Companies Inc. Sr Sub Notes, 9.875%, 05/01/12 ..................           5,000,000(1)           4,800,000
  Fruit of The Loom Sr Notes, 8.875%, 04/15/06 ...........................           8,000,000(5)           1,080,000
  Nash Finch Co. Sr Sub Notes, 8.50%, 05/01/08 ...........................           1,000,000                990,000
  Playtex Products Inc. Sr Sub Notes, 9.375%, 06/01/11 ...................           5,500,000              5,857,500
  Premium Standard Farms Sr Notes, 9.25%, 06/15/11 .......................           5,000,000              4,800,000
  Protection One Alarm Sr Notes, 7.375%, 08/15/05 ........................           6,000,000              5,220,000
  Royal Caribbean Cruises Sr Notes, 8.75%, 02/02/11 ......................           7,000,000              6,650,000
  Service Corp. International Notes, 6.00%, 12/15/05 .....................           6,000,000              5,400,000
  Six Flags Inc. Sr Notes, 9.50%, 02/01/09 ...............................           5,000,000              5,075,000
  United Artists Theatre Pass Through Certificates, 9.30%, 07/01/15 ......           4,259,867              3,748,683
                                                                                                         ------------
                                                                                                           53,326,183
                                                                                                         ------------
 FINANCIAL SERVICES/INSURANCE (2.6%)
  CIT Group Holdings Notes, 7.5%, 11/14/03 ...............................           4,000,000              3,980,000
  Presidential Life Corp. Sr Notes, 7.875%, 02/15/09 .....................           7,250,000              7,250,000
  Willis Corroon Corp. Sr Sub Notes, 9.00%, 02/01/09 .....................           5,000,000              5,150,000
                                                                                                         ------------
                                                                                                           16,380,000
                                                                                                         ------------
 FOREST & PAPER PRODUCTS (3.6%)
  Doman Industries Ltd. Sr Notes, 9.25%, 11/15/07 ........................           8,000,000              2,080,000
  Georgia Pacific Debs, 9.125%, 07/01/22 .................................           4,000,000              3,820,000

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                           JUNE 30, 2002 (UNAUDITED)

                                                                                          SHARES OR
                                                                                          PRINCIPAL           MARKET
                                                                                           AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
 FOREST & PAPER PRODUCTS (CONTINUED)
  Maxxam Group Holdings Inc. Sr Notes, 12.00%, 08/01/03 ..........................     $   4,200,000       $ 3,990,000
  Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06 .......................         8,000,000(1)      8,640,000
  U.S. Timberlands Finance Corp. Sr Notes, 9.625%, 11/15/07 ......................         6,500,000         4,225,000
                                                                                                           -----------
                                                                                                            22,755,000
                                                                                                           -----------
 GENERAL INDUSTRIES/MANUFACTURING (7.1%)
  Allied Waste North America Sr Notes, 7.625%, 01/01/06 ..........................         5,000,000         4,837,500
  Allied Waste North America Sr Sub Notes, 10.00%, 08/01/09 ......................         5,000,000         4,937,500
  Owens-Brockway Glass Container Sr Secured Notes, 8.875%, 02/15/09 ..............         4,000,000(1)      4,000,000
  Sequa Corp. Sr Notes, 9.00%, 08/01/09 ..........................................         9,000,000         9,000,000
  Tyco International Group SA Notes, 6.375%, 06/15/05 ............................         2,000,000         1,640,000
  Tyco International Group SA Notes, 6.75%, 02/15/11 .............................         1,000,000           770,000
  Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07 ..............................         8,000,000         7,680,000
  World Color Press Sr Sub Notes, 8.375%, 11/15/08 ...............................        11,000,000        11,613,800
                                                                                                           -----------
                                                                                                            44,478,800
                                                                                                           -----------
 HEALTH CARE (2.2%)
  Conmed Corp. Sr Sub Notes, 9.00%, 03/15/08 .....................................         7,000,000         7,227,500
  Genesis Health Ventures Sr Sub Notes, 9.875%, 01/15/09 .........................         7,500,000(5)        361,500
  Medaphis Corp. Sr Notes, 9.50%, 02/15/05 .......................................         6,500,000         6,305,000
                                                                                                           -----------
                                                                                                            13,894,000
                                                                                                           -----------
 HOTELS & GAMING (9.6%)
  Felcor Suites L.P. Sr Notes, 7.625%, 10/01/07 ..................................        10,000,000         9,600,000
  HMH Properties Sr Notes, 7.875%, 08/01/08 ......................................        11,000,000        10,532,500
  ITT Corp. Debs, 7.375%, 11/15/15 ...............................................         5,000,000         4,595,250
  John Q. Hammons Hotels L.P. First Mtg. Notes, 8.875%, 05/15/12 .................         7,500,000(1)      7,387,500
  Park Place Entertainment Corp. Sr Sub Notes, 8.125%, 05/15/11 ..................         6,500,000         6,467,500
  Resorts International Hotel & Casino First Mortgage Notes, 11.5%, 03/15/09 .....         5,000,000(1)      4,750,000
  Riviera Holdings Sr Secured Notes, 11.00%, 06/15/10 ............................         5,000,000(1)      4,950,000
  Sun International Hotels Ltd. Sr Sub Notes, 8.875%, 08/15/11 ...................         5,000,000(1)      5,100,000
  Trump Atlantic City First Mtg. Notes, 11.25%, 05/01/06 .........................         4,000,000         3,080,000
  Trump Atlantic City First Mtg. Notes II, 11.25%, 05/01/06 ......................         5,000,000         3,850,000
                                                                                                           -----------
                                                                                                            60,312,750
                                                                                                           -----------
 METALS & MINING (7.6%)
  AK Steel Corp. Sr. Notes, 9.125%, 12/15/06 .....................................         5,000,000         4,975,000
  Armco Inc. Sr Notes, 9.00%, 09/15/07 ...........................................         6,100,000         6,260,125
  Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07 ..................         7,500,000(5)        450,000
  EES Coke Battery Co. Inc. Series B Sr Secured Notes, 9.382%, 04/15/07 ..........         5,750,000(1)      3,450,000
  Freeport McMoran C&G Debs., 7.20%, 11/15/03 ....................................         5,000,000         4,837,500
  Glencore Nickel Pty Ltd. Sr Secured Bonds, 9.00%, 12/01/14 .....................        16,000,000(5)      4,320,000
  Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08 ............................         9,000,000         9,180,000
  Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%, 02/15/49 ....................         3,000,000(5)      2,430,000
  Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%, 10/15/06 ...................         5,000,000(5)      4,100,000
  National Steel Corp. First Mtg. Bonds, 8.375%, 08/01/06 ........................         7,235,000(5)      2,676,950
  Wheeling-Pittsburgh Corp. Sr Notes, 9.25%, 11/15/07 ............................        10,000,000(5)        200,000
  WHX Corp. Sr Notes, 10.50%, 04/15/05 ...........................................         4,000,000         3,210,000
  Wolverine Tube Inc. Sr Notes , 10.50%, 04/01/09 ................................         2,000,000(1)      1,995,000
                                                                                                           -----------
                                                                                                            48,084,575
                                                                                                           -----------
 OIL/GAS (9.6%)
  Clark R&M Inc. Sr Notes, 8.625%, 08/15/08 ......................................         4,500,000         4,320,000
  Clark R&M Inc. Sr Sub Notes, 8.875%, 11/15/07 ..................................         4,000,000         3,840,000
  Crown Central Petroleum Corp. Sr Notes, 10.875%, 02/01/05 ......................         2,400,000         1,968,000

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                                HIGH YIELD FUND
--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                           JUNE 30, 2002 (UNAUDITED)

                                                                                                   SHARES OR
                                                                                                   PRINCIPAL            MARKET
                                                                                                    AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
 OIL/GAS (CONTINUED)
  Frontier Oil Corp. Sr Notes, 9.125%, 02/15/06 ..........................................     $    2,000,000        $ 2,020,000
  Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09 ..........................................          5,500,000          5,857,500
  Giant Industries Services Inc. Sr Sub Notes, 9.00%, 09/01/07 ...........................         10,000,000          9,400,000
  Hvide Marine Term Loan A, 5.13%, 03/10/10 ..............................................          1,906,706(3)(4)    1,899,556
  Hvide Marine Term Loan B, 5.63%, 03/10/10 ..............................................            941,712(3)(4)      938,181
  Hvide Marine Term Loan C, 6.13%, 03/10/10 ..............................................          2,982,087(3)(4)    2,970,905
  KCS Energy Inc. Series B, 11.00%, 01/15/03 .............................................          6,600,000          6,600,000
  Newpark Resources Inc. Sr Sub Notes, 8.625%, 12/15/07 ..................................         10,000,000          9,700,000
  Nuevo Energy Co. Sr Sub Notes, 9.50%, 06/01/08 .........................................          5,000,000          5,100,000
  SESI L.L.C. Sr Notes, 8.875%, 05/15/11 .................................................          4,500,000          4,545,000
  Swift Energy Co. Sr Sub Notes, 9.375%, 05/01/12 ........................................          1,750,000          1,662,500
                                                                                                                     -----------
                                                                                                                      60,821,642
                                                                                                                     -----------
 REAL ESTATE (6.9%)
  CB Richard Ellis Sr Sub Notes, 11.25%, 06/15/11 ........................................          8,000,000          7,360,000
  Developers Diversified Realty Sr Notes, 7.50%, 07/15/18 ................................          7,500,000          6,634,050
  Forest City Enterprises Sr Notes, 8.50%, 03/15/08 ......................................          5,000,000          5,100,000
  Healthcare Realty Trust Sr Notes, 8.125%, 05/01/11 .....................................          5,000,000          5,091,250
  LNR Property Corp. Sr Sub Notes, 10.50%, 01/15/09 ......................................          8,500,000          8,712,500
  Tanger Properties L.P. Sr Notes, 7.875%, 10/24/04 ......................................          5,500,000          5,520,405
  Tanger Properties L.P. Sr Notes, 9.125%, 02/15/08 ......................................          5,000,000          5,094,500
                                                                                                                     -----------
                                                                                                                      43,512,705
                                                                                                                     -----------
 RETAIL (3.1%)
  G&G Retail Inc. Sr Notes, 11.00%, 05/15/06 .............................................          2,500,000          2,125,000
  Saks Inc. Notes, 9.875%, 10/01/11 ......................................................          4,250,000          4,483,750
  The Pep Boys-Manny Moe & Jack Medium Term Notes, 6.75%, 03/10/04 .......................          8,000,000          7,800,000
  Zale Corp. Sr Notes, 8.50%, 10/01/07 ...................................................          5,000,000          5,225,000
                                                                                                                     -----------
                                                                                                                      19,633,750
                                                                                                                     -----------
 TELECOMMUNICATIONS -- WIRELESS (3.2%)
  Centennial Cellular Sr Sub Notes, 10.75%, 12/15/08 .....................................          8,000,000          3,840,000
  Millicom International Cellular Sr Discount Notes, 13.50%, 06/01/06 ....................          9,000,000          3,150,000
  Nextel Communications Sr Discount Notes, 0/10.65%, 09/15/07 ............................          7,000,000(2)       3,815,000
  Rogers Cantel Inc. Sr Secured Debs., 9.375%, 06/01/08 ..................................          3,500,000          2,695,000
  Rogers Cantel Inc. Sr Secured Notes, 8.30%, 10/01/07 ...................................          4,000,000          2,960,000
  Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07 .......................................          5,000,000          3,700,000
                                                                                                                     -----------
                                                                                                                      20,160,000
                                                                                                                     -----------
 TELECOMMUNICATIONS -- WIRELINE (2.0%)
  Alaska Communications Sr Sub Notes, 9.375%, 05/15/09 ...................................          8,000,000          7,240,000
  Flag Limited Sr Notes, 8.25%, 01/30/08 .................................................          8,000,000(5)         880,000
  Qwest Corp. Notes, 8.875%, 03/15/12 ....................................................          5,000,000          4,450,000
                                                                                                                     -----------
                                                                                                                      12,570,000
                                                                                                                     -----------
 TRANSPORTATION (6.4%)
  Eurotunnel Finance Tier 2, 5.28%, 12/31/18 .............................................         10,471,640(a)(4)    8,583,905
  Eurotunnel Finance Tier 2, 7.03%, 12/31/18 .............................................         11,000,000(b)(4)   14,000,880
  Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F, 10.15%, 03/28/03 ....          1,000,000            780,000
  Sea Containers Ltd. Sr Notes, 7.875%, 02/15/08 .........................................          6,500,000          4,745,000
  Stena AB Sr Notes, 10.50%, 12/15/05 ....................................................          5,000,000          5,125,000
  U.S. Air Inc. Equipment Trust Certificates, 1990 Series A, 11.20%, 03/19/05 ............          2,114,065          1,648,971
  U.S. Air Inc. Equipment Trust Certificates, 1990 Series D, 10.43%, 06/27/04 ............          1,014,000            790,920

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                           JUNE 30, 2002 (UNAUDITED)

                                                                                                SHARES OR
                                                                                                PRINCIPAL           MARKET
                                                                                                 AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
 TRANSPORTATION (CONTINUED)
  U.S. Air Inc. Equipment Trust Pass Through Certificates, 9.625%, 09/01/03 ............     $   6,000,000       $  4,680,000
                                                                                                                 ------------
                                                                                                                   40,354,676
                                                                                                                 ------------
 UTILITIES (7.7%)
  AES Corp. Sr Notes, 8.00%, 12/31/08 ..................................................         2,002,000          1,281,280
  AES Corp. Sr Sub Notes, 8.50%, 11/01/07 ..............................................         7,500,000          3,675,000
  AES Eastern Energy Pass Through Certificates, 9.00%, 01/02/17 ........................         8,000,000          7,870,400
  Caithness Coso Funding Corp. Sr Secured Notes, 9.05%, 12/15/09 .......................         9,226,941          9,411,480
  Calpine Corp. Sr Notes, 8.50%, 02/15/11 ..............................................         5,000,000          3,300,000
  Edison Mission Energy Sr Notes, 9.875%, 04/15/11 .....................................         8,500,000          8,372,500
  Edison Mission Energy Sr Notes, 10.00%, 08/15/08 .....................................         1,500,000          1,477,500
  Mirant Americas Generation Sr Notes, 8.30%, 05/01/11 .................................         2,500,000          2,150,000
  Southern California Edison First Mtg Notes, 6.90%, 10/01/18 ..........................         2,750,000          2,488,750
  South Point Energy Co. Secured Lease Obligation, 8.4%, 05/30/12 ......................         3,635,643(1)       2,654,020
  Tucson Electric Power Co. Springerville Unit 1, 10.211%, 01/01/09 ....................         5,479,604          5,671,390
                                                                                                                 ------------
                                                                                                                   48,352,320
                                                                                                                 ------------
  TOTAL CORPORATE BONDS (COST $704,438,533).............................................                          585,247,715
                                                                                                                 ------------
ASSET-BACKED SECURITIES (2.2%)
 REAL ESTATE (0.2%)
  RTC Mtg. Tr. Series 1994-C1 Class F, Mortgage Loan Backed Bonds, 8.00%, 06/25/26 .....         1,590,977          1,567,113
                                                                                                                 ------------
                                                                                                                    1,567,113
                                                                                                                 ------------
 STRUCTURED FINANCE (2.0%)
  Carlyle High Yield Partners Sr Sub Secured Notes Class C, 8.74%, 05/31/07 ............         8,000,000          7,680,000
  DLJ CBO Ltd. Sr Secured Fixed Rate Notes Class B, 8.345%, 04/15/11 ...................         8,500,000(5)       5,100,000
                                                                                                                 ------------
                                                                                                                   12,780,000
                                                                                                                 ------------
  TOTAL ASSET-BACKED SECURITIES (COST $17,613,478)......................................                           14,347,113
                                                                                                                 ------------
COMMON STOCKS (0.2%)
 CONSUMER GROUPS (0.1%)
  Imperial Sugar Co. ...................................................................           227,795            535,318
                                                                                                                 ------------
 HEALTH CARE (0.1%)
  Genesis Health Ventures Inc. .........................................................            21,325            428,420
                                                                                                                 ------------
 TELEPHONE (0.0%)
  Call-Net Enterprises, Inc. ...........................................................            71,955             28,782
                                                                                                                 ------------
  TOTAL COMMON STOCKS (COST $10,484,592)................................................                              992,520
                                                                                                                 ------------
PREFERRED STOCKS (1.6%)
 CABLE (0.4%)
  CSC Holdings Inc., Series M Redeemable Exchangeable Pfd., 11.125%, 04/01/08 ..........            40,000          2,480,000
                                                                                                                 ------------
 HEALTH CARE (0.7%)
  Fresenius Medical Capital Trust II Pfd., 7.875%, 02/01/08 ............................         5,000,000          4,500,000
                                                                                                                 ------------
 TELECOMMUNICATIONS -- WIRELESS (0.5%)
  Nextel Communications Series D, 13.00%, 07/15/09 .....................................        10,560,660(6)       3,062,591
                                                                                                                 ------------
  TOTAL PREFERRED STOCKS (COST $18,460,948).............................................                           10,042,591
                                                                                                                 ------------
RIGHTS/WARRANTS (0.0%)
 HEALTH CARE (0.0%)
  Genesis Health Ventures ..............................................................            43,665             58,948

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                           JUNE 30, 2002 (UNAUDITED)

                                                                                               SHARES OR
                                                                                               PRINCIPAL         MARKET
                                                                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
RIGHTS/WARRANTS (CONTINUED)
 RETAIL (0.0%)
  G & G Retail Holdings ..................................................................         2,500      $          0
                                                                                                              ------------
  TOTAL RIGHTS/WARRANTS (COST $1,365,155).................................................                          58,948
                                                                                                              ------------
REPURCHASE AGREEMENT (0.3%)
  Bank of New York Repurchase Agreement, 1.80%, 07/01/02 (dated 06/28/02; proceeds
   $2,097,514 collateralized by $2,025,000 Federal Home Loan Mortgage Corp. 7.0%
   due 02/15/03, valued at $2,151,065)....................................................    $2,097,200         2,097,200
                                                                                                              ------------
  TOTAL REPURCHASE AGREEMENT (COST $2,097,200)............................................                       2,097,200
                                                                                                              ------------
MONEY MARKET FUND (0.0%)
  Bank of New York Cash Reserve ..........................................................            46                46
                                                                                                              ------------
  TOTAL MONEY MARKET FUND (COST $46)......................................................                              46
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $754,459,952) (+) -- 97.1%......................................                     612,786,133
  OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.9% ..........................................                      18,068,983
                                                                                                              ------------
  TOTAL NET ASSETS -- 100.0% .............................................................                    $630,855,116
                                                                                                              ============

------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:


                    Unrealized appreciation ...............    $   17,828,496
                    Unrealized depreciation ...............      (159,502,315)
                                                               --------------
                   Net unrealized depreciation . ..........    $ (141,673,819)
                                                               ==============

Principal denominated in the following currencies:

(a)  Euro

(b)  British Pound

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institiutional buyers.

(2)  Step-Up Bond.

(3)  Interest rate shown is the rate in effect at June 30, 2002.

(4)  Illiquid security.

(5)  Security in default.

(6)  Payment in kind security.


    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                           EMERGING MARKETS BOND FUND

--------------------------------------------------------------------------------

For the quarter ending June 30, 2002, the OFFIT Emerging Markets Bond Fund had a return of --11.04%, while our linked benchmark index (see Addendum) had a return of --5.59%. For the first half of the year, the Fund had a return of --8.51%, while our linked benchmark index had a return of --0.44%. Brazil dominated developments during the quarter. Concerns about the October presidential elections caused the Brazil EMBI Global sub-index to fall almost 25% for the quarter. By the end of June, Brazil's problems and falling equity markets had cast a pall over all riskier assets. Consequently, other emerging markets, which had held up well through May, turned down in June. The Mexico EMBI Global sub-index was down 1.4% for the month, while Russia was off 1.3%

                               [GRAPHIC OMITTED]

                                    RETURN %

                 6       2       -2      -6      -10     -14


                            Second quarter      1 year        3 years         5 years     Since inception
Fund                            -11.04          -12.77          5.17            2.86            7.94
Linked Benchmark Index           -5.59          -11.14          5.35            3.34            7.99


THE BIG CONCERN IN BRAZIL IS THE SUBSTANTIAL LEAD IN THE PRESIDENTIAL POLLS HELD BY LULA, THE WORKERS' PARTY CANDIDATE. In the past, Lula advocated restructuring the country's debt, so when he began to widen his lead in April, the Brazilian market sold off. Although Serra, the government's candidate, narrowed the gap in June, the damage was done. We believe there is still a good chance that Serra will close the remaining gap. The campaign did not begin in earnest until July. Serra has used less of his free TV time than Lula, and has twice as much time available, since he is backed by two major parties. In addition, this is the fourth time Lula has run for president. The previous three times, Lula started strong and then faded as the election approached; on all three tries, Lula finished well behind the eventual winner.

THE FUND'S OTHER LARGE EXPOSURE IS IN MEXICO. Despite some weakness in June, Mexican sovereign bonds had a positive return for the quarter. However, corporate bonds had a loss. In the last two weeks of June, Mexican corporates fell nearly 6% on average. This appears to have been caused by market liquidity problems as a result of U.S. market turmoil rather than changes in Mexican issuer performance.

DURING THE QUARTER, WE MADE A MEANINGFUL CHANGE IN THE FUND'S STRATEGY. For years, the Fund has focused on Latin corporate bonds. However, with the removal of Argentina from our universe, the Fund's Latin corporate focus left it with large concentrations in Brazil and Mexico--over 40% in each case. Given the volatility of individual country performance, we felt this concentration did not provide sufficient diversification. Consequently, we took two steps to improve the Fund's composition.

FIRST, WE INCREASED DIVERSIFICATION BY COUNTRY. We reduced exposure in Mexico and Brazil from a combined 88% to 50%, spreading the remainder across 14 countries, the largest of which are Russia, the Philippines, Malaysia, Chile, and Poland. We believe this action will make the Fund less vulnerable to problems in any one country. In fact, given Brazil's poor performance in June, we believe the Fund's return would have been about 3% worse if we had not reduced its holdings in Brazil.

SECOND, WE IMPROVED THE LIQUIDITY OF THE FUND'S HOLDINGS. As part of the shift, we increased sovereign bonds from 22% to 36% of holdings. Sovereign bonds are usually more liquid than corporates. We took this step for two reasons. First, in some countries there are no suitable corporate bonds. Second, because we are investing in more countries, we must adjust

                                     OFFIT

                           EMERGING MARKETS BOND FUND

--------------------------------------------------------------------------------

the relative weightings among countries on a frequent basis, and the more liquid sovereign bonds are better for this purpose. Sovereign bonds may eventually become a majority of the Fund's holdings.

In conjunction with this change, we also changed the Fund's benchmark index (see Addendum). The new benchmark, which took effect on June 1, is J.P. Morgan's Emerging Markets Bond Index--Global. EMBI Global is the broadest index available, covering $200 billion of bonds in 33 countries.

DESPITE THESE CHANGES, WE DID NOT CHANGE THE TWO CHARACTERISTICS THAT MAKE THE FUND UNIQUE: the emphasis on top-down sovereign analysis, and the use of corporate bonds to improve returns and diversify within countries. The use of a 33-country index does not mean we will invest in 33 countries without consideration of the fundamentals in those countries. In fact, at present we invest in only 16 countries. This decision is based first on whether a country has good prospects for sustainable economic improvement, and second on the return relative to the risk. Corporate bonds will remain a significant part of the Fund. It appears that over long periods of time, corporate bonds generate returns about 1% higher per year than same-country sovereigns. Consequently, we will use corporates in those countries where reasonable quality credits are available and where we do not require the higher liquidity of sovereigns.

At quarter-end, the Fund had a 30-day SEC yield of 12.47% and a current yield of 10.29%. The average duration was 4.53 years, and the average maturity was
6.68 years. The June 30, 2002 net asset value was $7.12. The Fund remains invested solely in dollar-denominated bonds. Approximately 58% of the Fund was invested in corporate bonds, with the remainder in government bonds and cash. The breakdown of the portfolio by country of issuer and credit rating is shown in the charts below.


                               [GRAPHIC OMITTED]

Russia   Phil.   Malay.   Chile    Pol.   Others   Cash   Brazil   Mexico
 20%       4%      4%       3%      3%     11%      6%     24%      25%


  B      BBB       BB
 42%     26%      32%



Scott McKee
July 31, 2002

                                     OFFIT

                           EMERGING MARKETS BOND FUND

--------------------------------------------------------------------------------

                 ADDENDUM: CHANGING THE FUND'S BENCHMARK INDEX

In recent years, the emerging bond markets outside Latin America have grown dramatically, and now represent more than half of the investment universe. However, the Fund's prior benchmark, 50% J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) and 50% J.P. Morgan Latin Eurobond Index (LEI), does not reflect this expansion of the market. As shown in the chart on the left, the 50/50 benchmark remains concentrated in Latin America. Mexican bonds alone are one-third of the old benchmark, and Latin bonds in total are nearly 80%. Consequently, in order to use a benchmark that better reflects the market, and to match the Fund's current investment strategy, we elected to change the benchmark to the J.P. Morgan Emerging Markets Bond Index--Global (EMBI Global). As shown in the chart on the right, Latin bonds are only about half of the EMBI Global, while bonds from countries in the EMEA region (Europe, Middle East, and Africa) and Asia are better represented.


                               [GRAPHIC OMITTED]

                        50% EMBI+ / 50% LEI COMPOSITION

            Russia   Other EMEA   Asia   Mexico   Other Latins
             10%         7%        4%     34%         45%


                            EMBI GLOBAL COMPOSITION

            Other EMEA   Asia   Mexico   Russia   Other Latins
               16%       17%     20%      15%         32%



As a result of this change in the benchmark, we will report benchmark performance in three ways for the next year. We will show the performance of the prior benchmark (50% EMBI+/50% LEI), the new benchmark (EMBI Global), and a linked index, which will be the 50/50 index from inception through May 31, 2002, and the EMBI Global from June 1, 2002 to date. The chart on the front page of this letter shows the Fund's performance relative to the linked index. The chart below shows the Fund's performance relative to all three indices.


                               [GRAPHIC OMITTED]

                                   Return (%)

             10      6       2       -2      -6      -10     -14

                                             Second quarter     1 year        3 years         5 years     Since inception
[ ] OFFIT Emergining Markest Bond Fund          -11.04          -12.77          5.17            2.86            7.94

[X] 50/50 (prior benchmark)                       -7.2          -12.43          4.79            2.96            7.79

[ ] EMBI Global (new benchmark)                  -4.61           -3.34          9.72            5.5             9.74

[X] Linked index                                 -5.59          -11.14          5.35            3.34            7.99

                                     OFFIT

                           EMERGING MARKETS BOND FUND

--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                                                SHARES OR
                                                                                PRINCIPAL           MARKET
                                                                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (53.4%)
 BEVERAGES NON-ALCOHOLIC (5.1%)
  BRAZIL (1.9%)
   CIA Brasileria De Bebida, 10.50%, 12/15/11 ..........................     $  2,500,000        $ 1,875,000
                                                                                                 -----------
  CHILE (3.2%)
   Embotelladora Arica S.A., 9.875%, 03/15/06 ..........................        3,000,000(1)       3,139,464
                                                                                                 -----------
                                                                                                   5,014,464
                                                                                                 -----------
 CABLE & SATELLITE (3.3%)
  MEXICO (3.3%)
   Innova S. de R.L., 12.875%, 04/01/07 ................................        4,200,000          3,276,000
                                                                                                 -----------
 ELECTRONICS (2.4%)
  TURKEY (2.4%)
   Vestel Electronics, 11.50, 05/14/07 .................................        2,800,000          2,380,000
                                                                                                 -----------
 INDUSTRIAL (4.3%)
  MEXICO (4.3%)
   Vicap S.A., 11.375%, 05/15/07 .......................................        4,900,000          4,263,000
                                                                                                 -----------
 MEDIA (10.1%)
  BRAZIL (3.3%)
   Globo Communicacoes Participacoes, 10.625%, 12/05/08 ................        4,750,000          1,710,000
   RBS Participacoes S.A., 11.00%, 04/01/07 ............................        4,000,000          1,600,000
                                                                                                 -----------
                                                                                                   3,310,000
                                                                                                 -----------
  MEXICO (6.8%)
   TV Azteca S.A. de C.V. Sr Notes, Series B, 10.50%, 02/15/07 .........        3,100,000          3,007,000
   Grupo Televisa S.A., 8.00%, 09/13/11 ................................        3,900,000(1)       3,705,000
                                                                                                 -----------
                                                                                                   6,712,000
                                                                                                 -----------
                                                                                                  10,022,000
                                                                                                 -----------
 OIL/GAS (11.2%)
  BRAZIL (7.8%)
   Cia Petrolifera Marlim, 12.25%, 09/26/08 ............................        8,600,000          7,740,000
                                                                                                 -----------
  MALAYSIA (3.4%)
   Petronas Capital Ltd., 7.00%, 05/22/12 ..............................        3,300,000          3,348,979
                                                                                                 -----------
                                                                                                  11,088,979
                                                                                                 -----------
 PACKAGING (1.5%)
  MEXICO (1.5%)
   Corporacion Durango S.A. de C.V., 13.125%, 08/01/06 .................        1,800,000          1,530,000
                                                                                                 -----------
 PETROCHEMICALS (2.1%)
  BRAZIL (2.1%)
   Trikem S.A., 10.625%, 07/24/07 ......................................        4,350,000(1)       2,088,000
                                                                                                 -----------
 RETAIL (5.0%)
  MEXICO (5.0%)
   Grupo Elektra S.A. de C.V., 12.00%, 04/01/08 ........................        5,250,000          4,987,500
                                                                                                 -----------
 TELECOMMUNICATIONS (9.0%)
  BRAZIL (4.4%)
   Comtel Brasileira Ltd., 10.75%, 09/26/04 ............................        6,175,000          4,384,250
                                                                                                 -----------
  MEXICO (1.9%)
   Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06 .......................        2,550,000          1,912,500
                                                                                                 -----------
  PHILIPPINES (1.7%)
   Philippine Long Distance, 11.375%, 05/15/12 .........................        1,800,000          1,764,000
                                                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                           EMERGING MARKETS BOND FUND

--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                           JUNE 30, 2002 (UNAUDITED)


                                                                                               SHARES OR
                                                                                               PRINCIPAL         MARKET
                                                                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
 TELECOMMUNICATIONS (CONTINUED)
  THAILAND (1.0%)
   Total Access Communications, 8.375%, 11/04/06 .........................................    $ 1,100,000     $  1,056,000
                                                                                                              ------------
                                                                                                                 9,116,750
                                                                                                              ------------
   TOTAL CORPORATE BONDS (COST $70,619,199)...............................................                      53,766,693
                                                                                                              ------------
FOREIGN GOVERNMENTS (39.6%)
 SOVEREIGN DEBT (39.6%)
  BRAZIL (3.5%)
   Brazil Development Fund, 9.625%, 12/12/11 .............................................      5,000,000        3,500,000
                                                                                                              ------------
  BULGARIA (1.9%)
   Republic of Bulgaria, 8.25%, 1/15/15 ..................................................      1,900,000        1,890,500
                                                                                                              ------------
  MEXICO (2.5%)
   United Mexican States, 7.50%, 01/14/12 ................................................      2,500,000        2,471,250
                                                                                                              ------------
  PANAMA (1.0%)
   Republic of Panama, 9.375%, 07/23/12 ..................................................      1,100,000        1,034,000
                                                                                                              ------------
  PERU (1.7%)
   Republic of Peru, 9.125%, 02/21/12 ....................................................      1,850,000        1,675,175
                                                                                                              ------------
  PHILIPPINES (2.5%)
   Republic of Philippines, 9.375%, 01/18/17 .............................................      2,500,000        2,550,000
                                                                                                              ------------
  POLAND (2.7%)
   Republic of Poland, 6.00%, 10/27/14 ...................................................      2,695,000        2,701,737
                                                                                                              ------------
  RUSSIA (19.0%)
   Ministry Finance Russia Series V, 3.00%, 05/14/08 .....................................     14,300,000        9,652,500
   Ministry Finance Russia Series VII, 3.00%, 05/14/11 ...................................     16,700,000        9,519,000
                                                                                                              ------------
                                                                                                                19,171,500
                                                                                                              ------------
  SOUTH AFRICA (1.4%)
   Republic of South Africa, 7.375%, 04/15/12 ............................................      1,500,000        1,483,125
                                                                                                              ------------
  UKRAINE (1.1%)
   Ukraine Government, 11.00%, 03/15/07 ..................................................      1,112,500        1,129,744
                                                                                                              ------------
  URUGUAY (1.2%)
   Republic of Uruguay, 7.625%, 01/20/12 .................................................      2,100,000        1,197,000
                                                                                                              ------------
  VENEZUELA (1.1%)
   Republic of Venezuela, 13.625%, 08/15/18 ..............................................      1,350,000        1,147,500
                                                                                                              ------------
   TOTAL FOREIGN GOVERNMENTS (COST $37,677,880)...........................................                      39,951,531
                                                                                                              ------------
REPURCHASE AGREEMENT (5.7%)
   Bank of New York Repurchase Agreement, 1.80%, 07/01/02 (dated 06/28/02; proceeds
   $5,707,156 collateralized by $5,510,000 Federal Home Loan Mortgage Corp.
   7.0% due 02/15/03, valued at $5,851,794)...............................................      5,706,300        5,706,300
                                                                                                              ------------
   TOTAL REPURCHASE AGREEMENT (COST $5,706,300)...........................................                       5,706,300
                                                                                                              ------------
MONEY MARKET FUND (0.0%)
   Bank of New York Cash Reserve .........................................................             41               41
                                                                                                              ------------
   TOTAL MONEY MARKET FUND (COST $41).....................................................                              41
                                                                                                              ------------
   TOTAL INVESTMENTS (COST $114,003,420) (+) -- 98.7%.....................................                      99,424,565
   OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3% .........................................                       1,301,965
                                                                                                              ------------
   TOTAL NET ASSETS -- 100.0% ............................................................                    $100,726,530
                                                                                                              ============


------------
 + Represents cost for Federal income tax purposes and differs from value by net unrealized depreciation of securities:

          Unrealized appreciation ..............    $     240,956
          Unrealized depreciation ..............      (14,819,811)
                                                    -------------
          Net unrealized depreciation ..........    $ (14,578,855)
                                                    =============

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                           EMERGING MARKETS BOND FUND

--------------------------------------------------------------------------------



(1) Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)   Interest rate shown is the rate in effect at June 30, 2002

Country Diversification (as a percentage of Total Investments):

                Brazil .................       23.3%
                Bulgaria ...............        1.9%
                Chile ..................        3.2%
                Malaysia ...............        3.3%
                Mexico .................       25.5%
                Panama .................        1.0%
                Peru ...................        1.7%
                Philippines ............        4.4%
                Poland .................        2.7%
                Russia .................       18.9%
                South Africa ...........        1.5%
                Thailand ...............        1.1%
                Turkey .................        2.4%
                Ukraine ................        1.1%
                United States ..........        5.6%
                Uruguay ................        1.2%
                Venezuela ..............        1.2%
                                              -----
                                              100.0%
                                              =====


    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

As of June 30, 2002 the year-to-date total return for the OFFIT New York Municipal Fund was 4.47%. By comparison, the Lehman Brothers 5 year Municipal Index returned 4.72%. Over the last 12 months, the Fund returned 6.78%, which is in line with the 7.10% return of the Lehman Brothers 5 year Municipal Index during that same time period. When compared to our peer group, the relative returns of the OFFIT New York Municipal Fund continue to be exceptional. As of June 30, 2002, Lipper, Inc.(1) ranked the Fund 1st out of 16 funds over the last year. Over a longer-term horizon, the Fund has also performed well, ranking 1st out of 14 funds on a three-year basis, and 1st out of 13 funds on a five-year basis. The Fund continues to maintain a five-star rating from Morningstar, Inc.(2)

As of June 30, 2002, The OFFIT New York Municipal Fund's net assets totaled $111 million, which is up approximately 9% from the end of last year. The Fund's Net Asset Value (NAV) of $11.07 as of June 30, 2002 was approximately 2.8% higher than the $10.77 NAV as of December 31, 2001. The Fund has maintained an average credit quality of AA, and the duration at mid-year was approximately six years.

Confronted with a substantial 102% year-over-year surge in New York issuance, municipal bond investors showed an almost insatiable demand for tax-free income during the first half of 2002. The relative safety of municipal bonds emerged as a key selling point as declining stock prices, corporate accounting scandals, and potentially negative geopolitical events kept investors interested in reducing risk. Unlike the performance of some sectors of the corporate bond market, which encountered severe price erosion when corporate accounting questions arose or credit downgrades occurred, New York municipals did not weaken measurably relative to issuers of municipal bonds in other states. The strong performance of bonds issued by cities, schools, and other entities of the State of New York is particularly noteworthy because of the severe economic fallout experienced as a result of the tragic events of September 11th. While many municipal credits are clearly feeling the financial pressure of a less than robust economic recovery, investors have recognized the inherent financial flexibility municipal entities enjoy relative to corporate issuers. Some examples of this advantage would be the ability to raise income taxes, sales taxes, or the implementation of increases in "sin taxes", which could include items such as tobacco, fuel consumption, and gambling.

The Fund's strong performance in the first half of 2002 was helped by our decision to extend the duration of the portfolio in late March. We felt strongly, at the time, that as market yields were approaching 5% for most high-quality New York Municipals, these rate levels would prove to be unsustainably high in light of the overly optimistic earnings forecasts that were priced into the equity market at that time. We correctly anticipated that a significant amount of equity investors would begin to focus on the generous tax-free yields obtainable in municipal bonds.

Moving forward, we believe that attractive returns are still achievable in the municipal market in the second half of the year. While the economy is clearly showing signs of renewed vigor, especially in the long-beleaguered manufacturing sector, some factors are emerging that could keep rates at present levels for a longer time period. The U.S. consumer, often considered the engine of growth for the world economy, may be showing signs of fatigue. Also, new revelations of corporate malfeasance continue to put downward pressure on world equity markets, thus keeping the high-grade fixed income markets well bid.

It is our belief that the municipal curve will begin to flatten as investors become dissatisfied with the low absolute yields offered out to five years. At about 300 basis points, the municipal yield curve from one-to-fifteen years has rarely been more positively sloped. We believe investors will begin to try and enhance income by moving into the 10-15 year area of the municipal market. At present, the portfolio's duration is longer than the Lehman 5 year Municipal Index; however, we realize we are in a volatile market environment and have structured the portfolio so that we can shorten the duration quickly if we believe rates are about to head higher.

Michael Pietronico                                              Carolyn N. Dolan

July 31, 2002


(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the Fund's peer group (New York Intermediate Municipal Debt Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

                                     OFFIT

                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 2002. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three, five, and ten year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. As of June 30, 2002 the OFFIT New York Municipal Fund received 5 stars for the 3-year period among 13 municipal New York intermediate bond funds.

                                     OFFIT

                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                                                                           SHARES OR
                                                                                                           PRINCIPAL        MARKET
                                                                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
FLOATING RATE NOTES (0.1%)
 TRANSPORTATION REVENUE (0.1%)
  New York State Thruway Authority Revenue Bonds (FGIC) ,1.50%, 01/01/24 , 1-Day Notes* ................  $  100,000     $   100,000
                                                                                                                         -----------
  TOTAL FLOATING RATE NOTES (COST $100,000) ............................................................                     100,000
                                                                                                                         -----------
MUNICIPAL BONDS (94.0%)
 EDUCATION REVENUE (7.0%)
  New York State Dormitory Authority Revenue Bonds Columbia Univerisity Series B, 5.25%, 07/01/16 ......   1,000,000       1,067,720
  New York State Dormitory Authority Revenue Bonds Columbia Univerisity Series B, 5.375%, 07/01/05 .....   1,040,000       1,129,638
  New York State Dormitory Authority Revenue Bonds New York University Series A (MBIA), 5.75%, 07/01/12.   1,000,000       1,141,760
  New York State Dormitory Authority Revenue Bonds New York University Series B, 5.60%, 05/15/07 .......   1,175,000       1,292,559
  Troy, New York Industrial Development Authorities Revenue Bonds Series A, 5.50%, 09/01/12 ............   1,145,000       1,270,595
  Troy, New York Industrial Development Authorities Revenue Bonds Series A, 5.50%, 09/01/13 ............   1,100,000       1,211,067
  Troy, New York Industrial Development Authorities Revenue Bonds Series A, 5.50%, 09/01/15 ............     620,000         671,937
                                                                                                                         -----------
                                                                                                                           7,785,276
                                                                                                                         -----------
 GENERAL OBLIGATIONS (21.5%)
  Albany County General Obligation Bonds Series B (FGIC), 5.60%, 03/15/07 ..............................     700,000         771,911
  Islip General Obligation Bonds (FGIC), 5.30%, 06/15/09 ...............................................     300,000         330,345
  Ithaca General Obligation Bonds Series C, 4.75%, 07/15/13 ............................................     625,000         651,600
  Liverpool Centennial School District General Obligation Bonds, 5.00%, 07/15/13 .......................     985,000       1,047,735
  Liverpool Centennial School District General Obligation Bonds, 5.125%, 07/15/16 ......................   1,165,000       1,217,006
  New York City General Obligation Bonds Series A, 6.50%, 05/15/12 .....................................   1,000,000       1,144,150
  New York State General Obligation Bonds Series F, 5.75%, 02/01/12 ....................................   1,475,000       1,562,158
  Onondaga County General Obligation Bonds Series A, 5.00%, 05/15/07 ...................................     650,000         704,249
  Onondaga County General Obligation Bonds Series A, 5.00%, 05/15/14 ...................................   1,945,000       2,061,856
  Onondaga County General Obligation Bonds Series A, 5.00%, 05/15/15 ...................................   2,650,000       2,785,256
  Onondaga County General Obligation Bonds Series A, 5.00%, 05/15/16 ...................................   2,750,000       2,863,520
  Orange County General Obligation Bonds, 5.50%, 11/15/06 ..............................................   2,165,000       2,394,338
  Orange County General Obligation Bonds, 6.00%, 11/15/08 ..............................................     470,000         537,661
  Scaresdale School District General Obligation Bonds, 4.00%, 06/01/10 .................................   1,995,000       2,030,431
  Scaresdale School District General Obligation Bonds, 4.00%, 06/01/11 .................................   1,590,000       1,608,205
  Scaresdale School District General Obligation Bonds, 4.125%, 06/01/12 ................................     335,000         337,935
  Scaresdale School District General Obligation Bonds, 4.25%, 06/01/13 .................................     570,000         575,176
  White Plains General Obligation Bonds Series A, 4.625%, 05/15/17 .....................................   1,255,000       1,250,030
                                                                                                                         -----------
                                                                                                                          23,873,562
                                                                                                                         -----------
 HOUSING (2.4%)
  New York State Mortgage Agency Revenue Bonds Series 37-A, 5.85%, 10/01/06 ............................     125,000         131,836
  New York State Mortgage Agency Revenue Bonds Series 37-A, 5.95%, 04/01/07 ............................     100,000         105,062
  New York State Mortgage Agency Revenue Bonds Series 50 (AMT), 5.80%, 10/01/06 ........................     200,000         213,028
  New York State Mortgage Agency Revenue Bonds Series 53, 5.35%, 04/01/07 ..............................     240,000         253,435
  New York State Mortgage Agency Revenue Bonds Series 61, 5.60%, 10/01/11 ..............................     650,000         694,661
  New York State Mortgage Agency Revenue Bonds Series 67 (AMT), 5.30%, 10/01/10 ........................     585,000         610,793
  New York State Mortgage Agency Revenue Bonds Series 77-B (AMT), 5.90%, 10/01/13 ......................     610,000         655,195
                                                                                                                         -----------
                                                                                                                           2,664,010
                                                                                                                         -----------
 POWER AUTHORITY REVENUE (0.6%)
  New York State Power Authority Revenue Bonds, 5.00%, 11/15/06 ........................................     400,000         434,736
  New York State Power Authority Revenue Bonds Series A, 4.50%, 02/15/07 ...............................     235,000         248,440
                                                                                                                         -----------
                                                                                                                             683,176
                                                                                                                         -----------
 SALES TAX REVENUE (15.0%)
  Municipal Assistance Corp. for City of New York Revenue Bonds Series G (AMBAC), 6.00%, 07/01/06 ......     900,000       1,004,877
  Municipal Assistance Corp. for City of New York Revenue Bonds Series I, 6.25%, 07/01/07 ..............     550,000         627,264
  Nassau County New York Interim Financial Authority Revenue Bonds Series A (MBIA), 4.75%, 11/15/08 ....   3,280,000       3,448,887
  New York City Transitional Finance Authority Tax Revenue Bonds Series A, 5.25%, 11/01/15 .............     500,000         553,040
  New York City Transitional Finance Authority Tax Revenue Bonds Series C, 5.875%, 11/01/15 ............   1,225,000       1,310,922
  New York State Local Government Assistance Corp. Revenue Bonds Series A (AMBAC), 5.00%, 04/01/09 .....   7,410,000       7,904,914
  New York State Urban Development Corp. Revenue Bonds Series A, 5.375% 03/15/17 .......................   1,750,000       1,852,847
                                                                                                                         -----------
                                                                                                                          16,702,751
                                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                           JUNE 30, 2002 (UNAUDITED)


                                                                                                        SHARES OR
                                                                                                        PRINCIPAL          MARKET
                                                                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
 TRANSPORTATION REVENUE (25.3%)
  Metropolitan Transportation Authority Dedicated Tax Fund Series A (AMBAC), 5.50%, 11/15/13 ......... $3,000,000      $  3,354,360
  Metropolitan Transportation Authority Dedicated Tax Fund Series A (AMBAC), 5.50%, 11/15/15 .........  1,650,000         1,807,724
  Metropolitan Transportation Authority Dedicated Tax Fund Series A (FGIC), 5.00%, 04/01/10 ..........    500,000           533,010
  Metropolitan Transportation Authority Dedicated Tax Fund Series A (MBIA), 5.00%, 11/15/08 ..........    400,000           435,128
  Metropolitan Transportation Authority Dedicated Tax Fund Series A (MBIA), 5.50%, 11/15/17 ..........  1,000,000         1,074,800
  Metropolitan Transportation Authority Dedicated Tax Fund Series A, 5.25%, 11/15/11 .................    400,000           439,864
  New York State Bridge Revenue Bonds, 5.00%, 01/01/14 ...............................................  2,655,000         2,788,945
  New York State Thruway Authority Revenue Bonds Series B, 5.25%, 04/01/13 ...........................  4,250,000         4,554,385
  New York State Thruway Authority Revenue Bonds Series E, 5.25%, 01/01/09 ...........................    180,000           195,284
  New York State Thruway Authority Revenue Bonds Series E, 5.25%, 01/01/10 ...........................  2,250,000         2,417,783
  New York State Thruway Authority Revenue Bonds Series E, 5.50%, 01/01/07 ...........................    450,000           493,236
  New York State Thruway Authority Revenue Bonds Series E, 5.50%, 01/01/08 ...........................    200,000           219,796
  Port Authority of New York & New Jersey Bonds Series 98 (AMT), 5.80%, 08/01/06 .....................    585,000           627,120
  Port Authority of New York & New Jersey Bonds Series 99 (FGIC) (AMT), 5.25%, 11/01/05 ..............    525,000           564,569
  Port Authority of New York & New Jersey Bonds Series 122 (AMT), 5.25%, 07/15/07 ....................  1,685,000         1,819,497
  Triborough Bridge & Tunnel Authority General Purpose Bonds Series A 5.00%, 01/01/15 ................  4,075,000         4,245,131
  Triborough Bridge & Tunnel Authority New York Revenue Bonds Series A, 5.25%, 01/01/15 ..............  2,410,000         2,570,360
                                                                                                                       ------------
                                                                                                                         28,140,992
                                                                                                                       ------------
 WATER & SEWER (22.2%)
  New York City Municipal Water Financing Authority Water & Sewer System Revenue Bonds
   Series A, 4.00%, 06/15/11 .........................................................................  2,300,000         2,300,529
  New York City Municipal Water Financing Authority Water & Sewer System Revenue Bonds
   Series D (MBIA), 5.25%, 02/01/06 ..................................................................  1,905,000         1,188,491
  New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, 5.25%, 06/15/11   2,750,000         2,963,813
  New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, 5.25%, 06/15/12   4,850,000         5,202,983
  New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, 5.25%, 06/15/16   1,000,000         1,079,180
  New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, 5.25%, 06/15/16   7,565,000         8,031,382
  New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, 5.375%, 05/15/17  3,355,000         3,553,213
  Suffolk County Water Authority Waterworks Revenue Bonds (MBIA), 5.10%, 06/01/06 ....................    400,000           433,076
                                                                                                                       ------------
                                                                                                                         24,752,667
                                                                                                                       ------------
  TOTAL MUNICIPAL BONDS (COST $101,980,550) ..........................................................                  104,602,434
                                                                                                                       ------------
AGENCY OBLIGATION (0.5%)
  Federal Home Loan Bank Discount Note, 1.87%, 07/01/02 ..............................................    597,000           597,000
                                                                                                                       ------------
  TOTAL AGENCY OBLIGATION (COST $597,000) ............................................................                      597,000
                                                                                                                       ------------
MUTUAL FUNDS (4.1%)
  Dreyfus NY Municipal Money Market Fund .............................................................  2,218,318         2,218,318
  The J.P. Morgan Institutional Service Tax Exempt Cash Fund .........................................  2,369,558         2,369,558
                                                                                                                       ------------
  TOTAL MUTUAL FUNDS (COST $4,587,876) ...............................................................                    4,587,876
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $107,265,426) (+) -- 98.7% .................................................                  109,887,310
  OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3% ......................................................                    1,426,263
                                                                                                                       ------------
  TOTAL NET ASSETS -- 100.0% .........................................................................                 $111,313,573
                                                                                                                       ============

------------
+ Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities:

              Unrealized appreciation .............    $2,621,884
              Unrealized depreciation .............            --
                                                       ----------
             Net unrealized appreciation ..........    $2,621,884
                                                       ==========

*        Interest rate shown is the rate in effect at June 30, 2002.
AMBAC -- AMBAC Indemnity Corporation
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax
FGIC  -- Insured by Financial Guaranty Insurance Corporation
MBIA  -- Municipal Bond Insurance Association


    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------

As of June 30, 2002 the year-to-date total return for the OFFIT California Municipal Fund was 3.94%. By comparison, the Lehman Brothers 5 year Municipal Index returned 4.72%. Over the past 12 months, the Fund has returned 6.66%, which compares respectfully with the 7.10% return of the Lehman Brothers 5 year Municipal Index during that same time period. When compared to our peer group, the returns of the OFFIT California Municipal Fund continue to be exceptional. As of June 30, 2002, Lipper, Inc.(1) ranked the Fund 4th out of 31 funds over the last year. Over a longer-term horizon, the Fund has performed exceptionally well, ranking 1st out of 25 funds on a three-year basis, and 2nd out of 22 funds on a five-year basis.

As of June 30, 2002, the Fund's net assets totaled $24.9 million, which is up approximately 31% from the end of last year. The Fund's Net Asset Value (NAV) of $10.84 as of June 30, 2002 was approximately 2.3% higher than the $10.60 NAV as of December 31, 2001. At mid-year, the Fund's average credit quality was AA, and its duration was 5.75 years.

The California municipal market performed well over the last six months as a confluence of events drove investors into the high-grade fixed income market. Accounting scandals, falling equity prices, geopolitical tensions, and an uneven economic recovery helped inflate demand for tax-exempt bonds. Demand for California municipals was particularly impressive considering the 8.6% spike upward in California supply on a year-over-year basis.

Our substantial outperformance relative to our peer group can be linked to the rigorous credit approach that we take when considering municipalities to invest in within the State. For instance, a slowing economy and a falling stock market caused tax receipts to fall precipitously in California over the last six months, creating a substantial $23 billion budget gap. This in turn created a trading environment in which State general obligation bonds, and those credits perceived by the market as closely linked to the State such as certificate of participation bonds, showed clear weakness relative to those credits that the market perceived as more stable. Perhaps more than any other individual state, credit selection of municipals within the State of California will be a key determinant of performance moving forward. Sometime in the Fall of 2002, the state will attempt to sell $11.1 billion of municipals issued by the California Department of Water Resources to help replenish its general fund. Higher-quality portfolios such as The OFFIT California Municipal Fund, with its "AA" average credit quality, usually outperform when credit spreads widen because of above-average supply.

Moving forward, we believe that attractive returns are still achievable in the municipal market in the second half of the year. While the economy is clearly showing signs of renewed vigor, especially in the long-beleaguered manufacturing sector, there are some factors emerging that could keep rates at present levels for a longer time period. The U.S. consumer, often considered the engine of growth for the world economy, may be showing signs of fatigue. Also, new revelations of corporate malfeasance continue to put downward pressure on world equity markets, thus keeping the high-grade fixed income markets well bid.

It is our belief that the municipal curve will begin to flatten as investors become dissatisfied with the low absolute yields offered out to five years. At about 300 basis points, the municipal yield curve from one-to-fifteen years has rarely been more positively sloped. We believe investors will begin to try and enhance income by moving into the 10-15 year area of the municipal market. At present, the portfolio's duration is longer than the Lehman 5 year Municipal Index; however, we realize we are in a volatile market environment and have structured the portfolio so that we can shorten the duration quickly if we believe rates are about to head higher.

Michael Pietronico                      John H. Haldeman, Jr.

July 31, 2002


(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the Fund's peer group (California Intermediate Municipal Debt Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

                                     OFFIT

                           CALIFORNIA MUNICIPAL FUND
--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)


                                                                                                          SHARES OR
                                                                                                          PRINCIPAL       MARKET
                                                                                                           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (97.9%)
 EDUCATION REVENUE (4.5%)
  University of California Multi-Purpose Revenue Bonds Series H, 5.00%, 09/01/04 ........................$  250,000     $  266,327
  University of California Multi-Purpose Revenue Bonds Series K, 5.00%, 09/01/09 ........................   300,000        326,778
  University of California Multi-Purpose Revenue Bonds Series K, 5.00%, 09/01/10 ........................   500,000        538,860
                                                                                                                        ----------
                                                                                                                         1,131,965
                                                                                                                        ----------
 GENERAL OBLIGATIONS (38.3%)
  Berkeley General Obligation Bonds Series A, 5.55%, 09/01/07 ...........................................    50,000         54,933
  Chaffey Community College District Series A (FSA), 4.00%, 07/01/10 ....................................   500,000        511,170
  East Bay California Regional Park District, 5.00%, 09/01/16 ........................................... 3,000,000      3,084,120
  Fresno Uniform School District General Obligation Bonds Series C (MBIA), 5.50%, 02/01/08 ..............   200,000        223,072
  Fresno Uniform School District General Obligation Bonds Series F (FSA), 5.25%, 08/01/12 ...............   480,000        525,490
  Fresno Uniform School District General Obligation Bonds Series F (FSA), 5.25%, 08/01/14 ...............   315,000        340,370
  Los Angeles General Obligation Bonds Series A, 5.00%, 09/01/10 ........................................ 1,000,000      1,093,240
  Los Angeles General Obligation Bonds Series A, 5.00%, 09/01/14 ........................................   150,000        156,967
  Los Angeles Uniform School District General Obligation Bonds Series E (MBIA), 5.50%, 07/01/17 .........   500,000        537,180
  Oakland Uniform School District General Obligation Bonds (FGIC), 5.25%, 08/01/17 ...................... 1,000,000      1,050,660
  Pasadena Uniform School District General Obligation Bonds Series A (FGIC), 5.00%, 05/01/06 ............   400,000        435,204
  San Francisco General Obligation Bonds, 5.00%, 06/15/08 ............................................... 1,250,000      1,369,438
  Santa Monica - Malibu Uniform School District General Obligation Bonds, 5.00%, 08/01/08 ...............   150,000        164,181
                                                                                                                        ----------
                                                                                                                         9,546,025
                                                                                                                        ----------
 HOUSING REVENUE (1.9%)
  California Housing Finance Agency Single Family Mortgage Issue B-2 Revenue Bonds (AMT), 5.20%, 08/01/04    80,000         83,402
  Los Angeles Department of Apartment Revenue Bonds Series A, 6.00%, 05/15/05 ...........................   150,000        165,438
  San Francisco City and County Apartment Revenue Bonds (AMT), 5.50%, 05/01/08 ..........................   200,000        219,556
                                                                                                                        ----------
                                                                                                                           468,396
                                                                                                                        ----------
 RECREATION FACILITIES (3.2%)
  Los Angeles County California Public Works Financing Authority Revenue Bonds Series A, 5.50%, 10/01/08    500,000        556,135
  Los Angeles County California Public Works Financing Authority Revenue Bonds Series A, 5.00%, 10/01/16    250,000        256,548
                                                                                                                        ----------
                                                                                                                           812,683
                                                                                                                        ----------
 SALES TAX REVENUE (19.3%)
  Los Angeles, California Municipal Improvement Corporate Lease Revenue Series F, 4.00%, 09/01/08 .......   415,000        432,899
  Los Angeles, California Municipal Improvement Corporate Lease Revenue (FGIC), 5.25%, 09/01/13 ......... 1,000,000      1,100,860
  San Francisco Bay Area Rapid Transportation District Sales Tax Revenue Bonds, 5.25%, 07/01/11 .........   150,000        161,901
  San Francisco Bay Area Rapid Transportation District Sales Tax Revenue Bonds, 5.25%, 07/01/17 ......... 2,000,000      2,090,860
  Santa Clara, California Transit Sales Tax Revenue Bonds Series A (MBIA), 5.00%, 06/01/17 .............. 1,000,000      1,023,420
                                                                                                                        ----------
                                                                                                                         4,809,940
                                                                                                                        ----------
 TRANSPORTATION REVENUE (9.3%)
  Long Beach Harbor Revenue Bonds (AMT) (MBIA), 5.75%, 05/15/07 .........................................   100,000        109,129
  Long Beach Harbor Revenue Bonds Series A (AMT) (FGIC), 6.00%, 05/15/11 ................................   450,000        509,571
  Long Beach Harbor Revenue Bonds Series A (AMT), 5.75%, 05/15/13 .......................................   500,000        552,645
  Los Angeles, Department of Airports Refunding Revenue Bonds, Series A (FGIC), 5.375%, 05/15/07 ........   550,000        592,702
  Puerto Rico Commonwealth Infrastructure Financing Authority Series A, 4.75%, 10/01/11 .................   500,000        539,315
                                                                                                                        ----------
                                                                                                                         2,303,362
                                                                                                                        ----------
 WATER & SEWER REVENUE (21.4%)
  California State Department of Water Resources Central Valley Project Series U, 5.125%, 12/01/15 ......   545,000        567,307
  Los Angeles Department of Water and Power Waterworks Revenue Bonds Series A-A-1, 5.25%, 07/01/15 ......   700,000        740,264
  Metropolitan Water Distribution Southern California Waterworks Revenue Series A, 5.375%, 07/01/13 .....   200,000        219,368
  Sacramento County Sanitation District Financing Authority Revenue Bonds (AMBAC), 5.40%, 12/01/17 ...... 1,000,000      1,067,140
  Sacramento County Sanitation District Financing Authority Revenue Bonds (AMBAC), 5.50%, 12/01/17 ......   500,000        554,500
  Sacramento County Sanitation District Financing Authority Revenue Bonds Series A, 5.25%, 12/01/12 .....   275,000        300,347
  Sacramento County Sanitation District Financing Authority Revenue Bonds Series A, 6.00%, 12/01/15 .....   250,000        282,100

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                           JUNE 30, 2002 (UNAUDITED)


                                                                                               SHARES OR
                                                                                               PRINCIPAL         MARKET
                                                                                                 AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
 WATER & SEWER REVENUE (CONTINUED)
  San Diego County Water Authority Revenue Series A (MBIA), 4.00%, 05/01/2008 ............    $1,000,000      $ 1,040,940
  San Diego Public Facility Financing Authority Sewer Revenue Bonds (FGIC), 6.00%,
    05/15/07 .............................................................................       500,000          569,235
                                                                                                              -----------
                                                                                                                5,341,201
                                                                                                              -----------
  TOTAL MUNICIPAL BONDS (COST $23,841,650)................................................                     24,413,572
                                                                                                              -----------
MUTUAL FUNDS (1.8%)
  Dreyfus Tax Exempt Cash Management Money Market Fund ...................................       251,495          251,495
  Federated California Municipal Money Market Fund .......................................       186,946          186,947
                                                                                                              -----------
  TOTAL MUTUAL FUNDS (COST $438,442)......................................................                        438,442
                                                                                                              -----------
  TOTAL INVESTMENTS (COST $24,280,092) (+) -- 99.7%.......................................                     24,852,014
  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3% ..........................................                         76,503
                                                                                                              -----------
  TOTAL NET ASSETS -- 100.0% .............................................................                    $24,928,517
                                                                                                              ===========

------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation .............    $573,123
               Unrealized depreciation .............      (1,201)
                                                        --------
              Net unrealized appreciation ..........    $571,922
                                                        ========
AMBAC   --   AMBAC Indemnity Corporation
AMT     --   Interest on securities subject to Federal Alternative Minimum Tax.
FGIC    --   Insured by Financial Guaranty Insurance Corporation.
FSA     --   Financial Security Assurance.
MBIA    --   Municipal Bond Insurance Association.
























    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------

As of June 30, 2002 the year-to-date total return for the OFFIT National Municipal Fund as of June 30, 2002 was 4.96%. By comparison, the Lehman Brothers 5 year Municipal Index returned 4.72%. Looking back over the last 12 months, the Fund has returned 7.68%, which compares favorably versus the 7.10% return of the Lehman Brothers 5 year Municipal Index for that same time period. As of June 30, 2002, the three-year annualized return of the Fund was 7.98%, which compares extremely well to the 6.54% three-year annualized return of the Lehman Brothers Five-Year Index. When compared versus our peer group, the relative returns of the OFFIT National Municipal Fund continue to be exceptional. As of June 30, 2002, Lipper, Inc.(1) ranked the Fund 3rd out of 132 funds over the last year. Over the last three years, the Fund has even fared better, ranking 1st out of 105 funds. The Fund also continues to maintain a five-star rating from Morningstar, Inc.(2)

As of June 30, 2002, The OFFIT National Municipal Fund's net assets totaled $64.4 million, which is up approximately 39% from the end of last year. The Fund's Net Asset Value (NAV) of $10.96 as of June 30, 2002 was approximately 3.3% higher than the $10.61 NAV as of December 31, 2001. At mid-year, the Fund's average credit quality was AA, and its duration was 6.50 years.

During the first half of 2002 investors became increasingly concerned over issues such as corporate accounting, geopolitical tensions, and possible terrorist attacks on American soil. This led to a substantial fall in equity indices and to higher bond prices for most sectors of the fixed-income market. For tax-exempt investors, it was a particularly rewarding first half of the year as a volatile credit environment in corporate bonds sent large investors, such as property-and-casualty companies, searching for the relative stability of municipal bonds. This increased level of demand was a key factor in the municipal market's ability to absorb the substantial 20% year-over-year increase in supply. We anticipated early in 2002 that corporate credit concerns could lift demand for municipal bonds; therefore, we proceeded to extend the Fund's duration and to overweight the portfolio with the highest quality credits. In fact, as of June 30, 2002, 55% of the Fund's assets were invested in credits rated AAA by Moody's. We anticipate that as we move further along in the year risk aversion to lower-rated credits, already prevalent in the corporate market, may begin to emerge as a theme in the municipal market. It is, therefore, our intention to maintain a substantial overweight position in AAA rated bonds.

Moving forward, we believe that attractive returns are still achievable in the municipal market in the second half of the year. While the economy is clearly showing signs of renewed vigor, especially in the long-beleaguered manufacturing sector, there are some factors emerging that could keep rates at present levels for a longer time period. The U.S. consumer, often considered the engine of growth for the world economy, may be showing signs of fatigue. Also, new revelations of corporate malfeasance continue to put downward pressure on world equity markets, thus keeping the high-grade fixed income markets well bid.

It is our belief that the municipal curve will begin to flatten as investors become dissatisfied with the low absolute yields offered out to five years. At about 300 basis points, the municipal yield curve from one-to-fifteen years has rarely been more positively sloped. We believe investors will begin to try and enhance income by moving into the 10-15 year area of the municipal market. At present, the portfolios duration is longer than the Lehman 5 year Municipal Index; however, we realize we are in a volatile market environment and have structured the portfolio so that we can shorten the duration quickly if we believe rates are about to head higher.

Michael Pietronico                      John H. Haldeman, Jr.

July 31, 2002


(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the Fund's peer group (Intermediate Municipal Debt Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 2002. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three, five, and ten year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. As of June 30, 2002 the OFFIT National Municipal Fund received 5 stars for the 3 year period among 80 municipal national intermediate bond funds.

                                     OFFIT

                            NATIONAL MUNICIPAL FUND
--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)


                                                                                               SHARES OR
                                                                                               PRINCIPAL        MARKET
                                                                                                AMOUNT          VALUE

------------------------------------------------------------------------------------------------------------------------
FLOATING RATE NOTES (1.9%)
 TRANSPORTATION REVENUE (0.2%)
  NEW YORK (0.2%)
   Port Authority of New York & New Jersey Special Obligation Bonds Series 1995, 1.90%,
   06/01/20, 1-Day Notes* ................................................................    $  100,000     $   100,000
 WATER & SEWER REVENUE (1.7%)
  NEW YORK (1.7%)
   New York City Municipal Water Financing Authority Water & Sewer System Revenue Bond
    Series G (FGIC), 1.70%, 06/15/24, 1-Day Notes* .......................................     1,100,000       1,100,000
                                                                                                             -----------
   TOTAL FLOATING RATE NOTES (COST $1,200,000)............................................                     1,200,000
                                                                                                             -----------
MUNICIPAL BONDS (96.3%)
 EDUCATION REVENUE (8.1%)
  TEXAS (8.1%)
   University of Texas Revenue Bonds Series B, 5.00%, 08/15/07 ...........................     4,740,000       5,200,918
                                                                                                             -----------
 GENERAL OBLIGATIONS (43.7%)
  ARIZONA (1.6%)
   Phoenix, Arizona Revenue Series B, 5.375%, 07/01/17 ...................................     1,000,000       1,061,110
                                                                                                             -----------
  CALIFORNIA (12.6%)
   East Bay, California Regional Park District, 5.00%, 09/01/16 ..........................     2,850,000       2,929,914
   Los Angeles, California Uniform School District Series E (MBIA), 5.50%, 07/01/17 ......     2,500,000       2,685,900
   Oakland, California Uniform School District (FGIC), 5.25%, 08/01/17 ...................     2,390,000       2,511,077
                                                                                                             -----------
                                                                                                               8,126,891
                                                                                                             -----------
  COLORADO (2.9%)
   Arapahoe County Colorado School District, 5.25%, 12/15/06 .............................     1,675,000       1,841,244
                                                                                                             -----------
  ILLINOIS (10.4%)
   Chicago, Illinois Series A (AMBAC), 5.375%, 01/01/17 ..................................     6,120,000       6,463,822
   Illinois State First Series (FSA), 5.50%, 04/01/11 ....................................       250,000         275,947
                                                                                                             -----------
                                                                                                               6,739,769
                                                                                                             -----------
  MASSACHUSETTS (4.1%)
   Massachusetts State Series C, 5.375%, 12/01/16 ........................................     2,345,000       2,615,191
                                                                                                             -----------
  MINNESOTA (11.7%)
   Minnesota State, 5.00%, 10/01/12 ......................................................     7,000,000       7,516,110
                                                                                                             -----------
  TEXAS (0.4%)
   Harris County Texas, 5.350%, 10/01/13 .................................................       250,000         266,022
                                                                                                             -----------
                                                                                                              28,166,337
                                                                                                             -----------
 HOUSING (2.8%)
  TEXAS (2.8%)
   Texas State Veterans Housing Assistance Fund II Series A (AMT), 4.70%, 06/01/04 .......       500,000         515,755
   Texas State Veterans Housing Assistance Fund II Series C (AMT), 5.60%, 06/01/09 .......       415,000         443,108
   Texas State Veterans Housing Assistance Fund II Series C (AMT), 5.75%, 06/01/11 .......       670,000         734,642
   Texas State Veterans Housing Assistance Fund II Series C (AMT), 5.90%, 12/01/14 .......       130,000         141,112
                                                                                                             -----------
                                                                                                               1,834,617
                                                                                                             -----------
 SALES TAX REVENUE (18.0%)
  CALIFORNIA (6.3%)
   Los Angeles, California Municipal Improvement Corp. Lease Revenue (FGIC), 5.25%,
    09/01/13 .............................................................................     1,775,000       1,954,027
   San Francisco Bay Area Rapid Transportation Authority Sales Tax Revenue Bonds, 5.25%,
    07/01/17 .............................................................................     2,000,000       2,090,860

                                                                                                             -----------
                                                                                                               4,044,887
                                                                                                             -----------
  NEW YORK (11.7%)
   New York City Transitional Finance Authority Tax Revenue Bonds Series C, 5.375%, 02/15/14   7,000,000       7,532,770
                                                                                                             -----------
                                                                                                              11,577,657
                                                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                           JUNE 30, 2002 (UNAUDITED)


                                                                                               SHARES OR
                                                                                               PRINCIPAL          MARKET
                                                                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
MUNCIPAL BONDS (CONTINUED)
 TRANSPORTATION REVENUE (17.4%)
  COLORADO (4.1%)
   Denver, Colorado City & County Airport Revenue Series A (AMBAC) (AMT), 6.00%, 11/15/15     $2,400,000      $  2,624,520
                                                                                                              ------------
  ILLINOIS (1.0%)
   Illinois Regional Transportation Authority Series A (FGIC), 5.00%, 07/01/05 ...........       600,000           640,494
                                                                                                              ------------
  NEW YORK (10.2%)
   New York State Thruway Authority Highway and Bridge Revenue Bonds Series A, 5.125%,
     04/01/13 ............................................................................     2,500,000         2,657,775
   Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 5.00%, 01/01/15 ..     1,800,000         1,875,150
   Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 5.00%, 01/01/16 ..     2,000,000         2,064,700
                                                                                                              ------------
                                                                                                                 6,597,625
                                                                                                              ------------
  WISCONSIN (2.1%)
   Wisconsin State Transportation Revenue Bonds Series A, 5.50%, 07/01/09 ................       725,000           801,517
   Wisconsin State Transportation Revenue Bonds Series A (FGIC), 5.50%, 07/01/14 .........       500,000           557,400
                                                                                                              ------------
                                                                                                                 1,358,917
                                                                                                              ------------
                                                                                                                11,221,556
                                                                                                              ------------
 WATER & SEWER (6.3%)
  NEW MEXICO (0.5%)
   Albuquerque, New Mexico Joint Water & Sewer System Revenue, 6.00%, 07/01/06 ...........       300,000           335,079
                                                                                                              ------------
  NEW YORK (5.8%)
   New York City Municipal Water Financing Authority Water & Sewer System Revenue Bonds
    Series A, 4.00%, 06/15/11 ............................................................     1,575,000         1,575,362
   New York State Environmental Facilities Corp. Clean Water & Drinking Water Revenue
    Bonds Series F, 5.25%, 11/15/17 ......................................................     1,000,000         1,054,340
   New York State Environmental Facilities Corp. Pollution Control Revenue Series B,
     5.20%, 05/15/14 .....................................................................     1,000,000         1,092,380
                                                                                                              ------------
                                                                                                                 3,722,082
                                                                                                              ------------
                                                                                                                 4,057,161
                                                                                                              ------------
   TOTAL MUNICIPAL BONDS (COST $60,273,248)...............................................                      62,058,246
                                                                                                              ------------
MUTUAL FUNDS (3.4%)
   Dreyfus Tax Exempt Cash Management Money Market Fund ..................................     1,033,890         1,033,890
   The J.P. Morgan Institutional Service Tax Exempt Cash Fund ............................     1,130,881         1,130,881
                                                                                                              ------------
   TOTAL MUTUAL FUNDS (COST $2,164,771)...................................................                       2,164,771
                                                                                                              ------------
   TOTAL INVESTMENTS (COST $63,638,019) (+) -- 101.6%.....................................                      65,423,017
   LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%) .......................................                      (1,007,272)
                                                                                                              ------------
   TOTAL NET ASSETS -- 100.0% ............................................................                    $ 64,415,745
                                                                                                              ============


------------
+ Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities:

             Unrealized appreciation .............    $1,784,998
             Unrealized depreciation .............            --
                                                      ----------
            Net unrealized appreciation ..........    $1,784,998
                                                      ==========

*     Interest rate shown is the rate in effect at June 30, 2002.

AMBAC   --   AMBAC Indemnity Corporation
AMT     --   Interest on securities subject to Federal Alternative Minimum Tax
FGIC    --   Insured by Financial Guaranty Insurance Corporation
FSA     --   Financial Security Insurance

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                        U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The total return of the U.S. Government Securities Fund was 3.35% for the first half of 2002 and 8.57% for the 12 months ending June 30, 2002. By comparison, the Merrill Lynch 1-10 year U.S. Treasury/Agency Index returned 3.54% and 8.47% for those periods, respectively. The Merrill Lynch 5 year Treasury Index returned 3.84% and 8.96% for the same respective periods. As measured by Lipper, Inc.(1), the Fund ranked 26th out of 117 funds with similar investment objectives for one year ending June 30, 2002. On a 3-year basis, the Fund was 22nd out of 103 funds. As of June 30, 2002, the Fund's Net Asset Value was $10.40 and its 30-day SEC yield was 3.85%. The average maturity of the Fund was
3.5 years with a 3.1 year duration.

The 2001 Annual Report letter noted that we believed the economy was turning from recession and that the interest rate cycle would follow suit. In anticipation of these events, the Fund was positioned to gain from higher rates. We did, however, avoid a more aggressive investment strategy owing to the volatility of economic data at turning points in the cycle and the ongoing possibility of terrorist activity impacting market sentiment.

Looking back, our investment strategy served the Fund well, as total return matched the broader benchmark even though rates fell and the yield curve steepened (short-term rates fell more than longer maturity rates). Although we correctly anticipated softer economic growth, the sharp devaluation of equities was unexpected. This devaluation was, in fact, the key factor pulling rates lower.

The problems in the equity market make the interest rate outlook problematic. From the data we review, the U.S. economy appears to be on solid footing, with the mixed signals typical for this stage of recovery. With this in mind, we question the bond market's sentiment that the economy will not expand without the equity market. The idea of an inextricable link between the economy and equity market performance was borne out of the late 1990s, but has no historic validity. From the mid-1960's until 1982, the economy outperformed stocks. In the late 1990s, the opposite was true, which was how the market became overvalued. During the late 1990s, in fact, many economists were busy reminding us that the "wealth effect" from stocks had little impact on GDP growth, even though ownership had broadened.

We believe that bond market psychology will ultimately break from this economy/equity link and subsequently focus on the likelihood that the recovery will prove out. The forces pushing the economy are stronger and more synchronous than they have been in many years. Monetary and fiscal policies are expansionary and the positive yield curve incents lending. Further, dollar weakening from its overvalued levels adds stimulus to the economy. There are also signs of renewed growth among key industrial nations. When these economic currents are viewed in the context of a shallow U.S. recession that created little slack in employment or industrial capacity, market discussions in the next 12 to 18 months will more likely center on inflation risk rather than recession.

The Fund reflects this view by having an average duration shorter than the benchmark 1-10 year Index and an underweight position in Agency debt relative to Treasurys. In achieving this duration, the portfolio is specifically underweight in the 7-to-10 year part of the curve but has a longer duration than the Index in the 1-to-3 year maturities.

Steven Blitz                                     Michael J. Kennedy

July 31, 2002


(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the Fund's peer group (Intermediate U.S. Government Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

                                     OFFIT

                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)


                                                                              SHARES OR
                                                                              PRINCIPAL         MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (15.1%)
  Federal Home Loan Mortgage Corp., 4.25%, 06/15/05 .....................    $ 3,715,000     $ 3,790,340
  Federal Home Loan Mortgage Corp., 5.50%, 07/15/06 .....................        965,000       1,012,177
                                                                                             -----------
  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $4,791,741).........                      4,802,517
                                                                                             -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.1%)
  Federal National Mortgage Assoc., 5.375%, 11/15/11 ....................      1,925,000       1,926,890
                                                                                             -----------
  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $1,859,598)..........                      1,926,890
                                                                                             -----------
U.S. TREASURY NOTES (73.8%)
  Notes, 3.25%, 05/31/04 ................................................     11,972,000      12,063,658
  Notes, 4.375%, 05/15/07 ...............................................      4,000,000       4,055,000
  Notes, 4.625%, 05/15/06 ...............................................      1,400,000       1,442,000
  Notes, 4.875%, 02/15/12 ...............................................      1,460,000       1,465,475
  Notes, 6.75%, 05/15/05 ................................................      4,000,000       4,365,624
                                                                                             -----------
  TOTAL U.S. TREASURY NOTES (COST $23,324,190)...........................                     23,391,757
                                                                                             -----------
COMMERCIAL PAPER (3.5%)
  Nestle Capital Corp., 1.78%, 07/01/02 .................................      1,100,000       1,100,000
                                                                                             -----------
  TOTAL COMMERCIAL PAPER (COST $1,100,000)...............................                      1,100,000
                                                                                             -----------
MONEY MARKET FUND (0.1%)
  Bank of New York Cash Reserve .........................................         21,582          21,582
                                                                                             -----------
  TOTAL MONEY MARKET FUND (COST $21,582).................................                         21,582
                                                                                             -----------
  TOTAL INVESTMENTS (COST $31,097,111)(+) -- 98.6%.......................                     31,242,746
  OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4% .........................                        444,051
                                                                                             -----------
  TOTAL NET ASSETS -- 100.0% ............................................                    $31,686,797
                                                                                             ===========

------------
+ Represents cost for Federal income tax purpose and differs from value by net unrealized appreciation of securities:


             Unrealized appreciation .............    $ 172,763
             Unrealized depreciation .............      (27,128)
                                                      ---------
            Net unrealized appreciation ..........    $ 145,635
                                                      =========


    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                            MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

The total return of the Mortgage Securities Fund was 4.15% for the first half of 2002, 8.59% for the twelve months ending June 30, 2002, and 7.88% on an average annual basis for the three years ending June 30, 2002. By comparison, the Merrill Lynch Mortgage Master Index had returns of 4.65% for the first half of 2002, 9.28% for the trailing year, and an average annual return of 8.45% for the last three years. The Lipper U.S. Mortgage Funds Average had returns of 4.17%, 8.53% and 7.67%, respectively, for the same time periods. As of June 30, 2002, the Fund's Net Asset Value was $10.38 and its 30-day SEC yield was 4.90%.


Mortgage securities provided some of the best returns of any investment category in the first six months of the year. The extra yield of mortgage securities relative to Treasurys, their insulation from the credit concerns associated with corporate bonds, and the low volatility of interest rates during the first few months of the year all combined to create good relative performance for mortgage securities and the Fund.

The year started with the economy recovering from recession and the temporary paralysis that followed the September 11th terrorist attacks. We expected that interest rates would follow the cyclical upswing in economic activity. As we described in our last report, we positioned the Fund defensively in anticipation of higher rates. We included mortgage pass-throughs with higher coupons and lower average maturities. The average duration of the Fund at year-end was 3.5 years, or roughly 0.2 years shorter than the mortgage market as a whole (as represented by the Merrill Lynch Mortgage Index). This strategy worked especially well in the first quarter of the year. Interest rates were stable until March, when it became apparent that economic growth in the first quarter was even more robust than usual for the start of a recovery. Interest rates then rose modestly and the stock market declined modestly. All of these market forces were nicely balanced so that the Fund's return of 1% for the first quarter was better than the return of short-term investments (roughly 0.5%) or the return of any longer maturity Treasury, Agency, or corporate bond (a range of roughly 0% to --2.0%).

Our defensive investment strategy did not work as well in the second quarter of 2002. Mortgages and the Fund provided price appreciation, but not as much as any Treasury or Agency issue with a maturity longer than three years. Although we correctly anticipated softer economic growth after the burst of inventory rebuilding in the first quarter, the sharp devaluation of equities was unexpected. This devaluation seems to have been a key factor pulling interest rates lower. The common wisdom of the recent bond market is that a weak stock market will stall the economy.

Our interpretation of the economic data that we review suggests that the U.S. economy is on a solid footing. Mixed signals and erratic growth patterns are typical in the early stages of a recovery. We believe that bond market psychology will ultimately break from the economy/equity link and focus on the many forces stimulating the economy. Monetary and fiscal policies are expansionary. A weakening dollar and signs of recovery among key foreign industrial nations should help revive demand. The U.S. recession was shallow and created little slack in employment. We expect that market discussion in the next six to twelve months will more likely center on inflation than another recession.

Looking forward, we assume that the trend of interest rates is upward and continue to maintain a defensive structure to our holdings in the Fund. As of June 30, 2002, the average duration of the Fund is 3.0 years. This is still 0.2 years shorter than the duration of the Merrill Lynch Mortgage Index. The investments in the Fund are 70% in pass-through pools guaranteed by FNMA or Federal Home Loan Mortgage Corporation, 29% in GNMA-guaranteed mortgage pass-through pools, and less than 1% in cash equivalents. Ninety four percent of the Fund's investments were originally issued as thirty-year residential mortgages and 61% of the Fund's investments are priced at a premium to par value.



Steven Blitz                                                      Isaac Frankel
July 31, 2002

                                     OFFIT

                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                                                SHARES OR
                                                                                PRINCIPAL         MARKET
                                                                                 AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (23.8%)
  Federal Home Loan Mortgage Corp., 6.00%, 04/01/03 to 05/01/31 ..........    $10,324,012      $ 10,415,344
  Federal Home Loan Mortgage Corp., 6.50%, 05/01/26 to 10/01/31 ..........      7,489,963         7,653,894
  Federal Home Loan Mortgage Corp., 7.50%, 01/01/18 ......................         92,736            98,185
  Federal Home Loan Mortgage Corp., 8.00%, 08/01/23 to 07/01/30 ..........      2,504,245         2,679,363
                                                                                               ------------
  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $20,246,712).........                       20,846,786
                                                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (44.8%)
  Federal National Mortgage Assoc., 6.00%, 03/01/13 to 09/01/13 ..........      2,378,951         2,449,934
  Federal National Mortgage Assoc., 6.50%, 11/01/03 to 09/01/31 ..........     10,311,942        10,538,104
  Federal National Mortgage Assoc., 7.00%, 07/01/29 to 02/01/32 ..........     11,887,715        12,326,083
  Federal National Mortgage Assoc., 7.50%, 12/01/29 to 06/01/31 ..........      3,540,073         3,717,497
  Federal National Mortgage Assoc., 8.00%, 10/01/26 to 06/15/32 ..........      8,990,451         9,568,548
  Federal National Mortgage Assoc., 8.50%, 05/01/20 to 08/01/29 ..........        578,484           621,406
                                                                                               ------------
  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $38,639,790)..........                       39,221,572
                                                                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (30.7%)
  Government National Mortgage Assoc., 6.00%, 02/15/09 to 03/15/31 .......      8,067,056         8,138,576
  Government National Mortgage Assoc., 7.00%, 09/15/25 to 02/15/32 .......      7,068,778         7,356,811
  Government National Mortgage Assoc., 7.50%, 06/15/27 to 07/01/32 .......      8,238,387         8,708,867
  Government National Mortgage Assoc., 8.00%, 06/15/26 to 08/15/30 .......      1,597,642         1,705,641
  Government National Mortgage Assoc., 9.00%, 09/15/25 to 02/15/30 .......        922,818           996,838
                                                                                               ------------
  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $26,333,473).......                       26,906,733
                                                                                               ------------
COMMERCIAL PAPER (9.8%)
  Nestle Capital Corp., 1.80%, 07/01/02 ..................................      5,600,000         5,600,000
  Virginia Electric & Power Co., 1.80%, 07/02/02 .........................      3,000,000         2,999,850
                                                                                               ------------
  TOTAL COMMERCIAL PAPER (COST $8,599,850)................................                        8,599,850
                                                                                               ------------
MONEY MARKET FUND (0.0%)
  Bank of New York Cash Reserve ..........................................         21,556            21,556
                                                                                               ------------
  TOTAL MONEY MARKET FUND (COST $21,556)..................................                           21,556
                                                                                               ------------
  TOTAL INVESTMENTS (COST $93,841,381)(+) -- 109.1%.......................                       95,596,497
  LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.1%) ........................                       (8,005,255)
                                                                                               ------------
  TOTAL NET ASSETS -- 100.0% .............................................                     $ 87,591,242
                                                                                               ============

------------
+ Represents cost for Federal income tax purposes and differs from value net unrealized appreciation of securities as follows:

             Unrealized appreciation .............    $1,755,116
             Unrealized depreciation .............            --
                                                      ----------
            Net unrealized appreciation ..........    $1,755,116
                                                      ==========

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

The total return for the OFFIT Total Return Fund was 2.54% for the first half of 2002. In comparison, the Lehman Brothers Aggregate Bond Index returned 3.80%. Since its inception in June 2000, the Fund has had an average annual return of 7.35% compared with 9.86% for the Lehman Aggregate. As of June 30, 2002, the Fund's Net Asset Value was $10.03 and its 30-day SEC yield was 4.48%. The average maturity of the Fund was 5.0 years with a 3.8 year duration.

The 2001 Annual Report letter noted that we believed the economy had turned from recession and that the interest rate cycle would follow suit. In anticipation of these events, the portfolio was positioned to gain from the cyclical upswing--namely higher rates and narrower credit spreads. We did, however, avoid a more aggressive investment strategy owing to the volatility of economic data at turning points in the cycle and the ongoing possibility of terrorist activity impacting market sentiment.

Looking back, the investment strategy served the portfolio well with the major exception of its holding too large an allocation in high yield and emerging markets. Total return consequently underperformed the benchmark. Aiding performance was the overallocation to mortgages and the absence of investment-grade credit exposure beyond a 10-year maturity. Although we correctly anticipated softer economic growth, the sharp devaluation of equities was unexpected especially as it negatively impacted high yield. This devaluation was, in fact, the key factor pulling Treasury rates lower. In response, the portfolio structure was modified in early June by reducing the overallocation to mortgages. This allowed portfolio performance to better track the decline in rates.

The problems in the equity market make the interest rate outlook problematic. From the data we review, the U.S. economy appears to be on solid footing, with the mixed signals typical for this stage of recovery. With this in mind, we question the bond market's sentiment that the economy will not expand without the equity market. The idea of an inextricable link between the economy and equity market performance was borne out of the late 1990s, but has no historic validity. From the mid-1960's until 1982, the economy outperformed stocks. In the late 1990s, the opposite was true, which was how the market became overvalued. During the late 1990s, in fact, many economists were busy reminding us that the "wealth effect" from stocks had little impact on GDP growth, even though ownership had broadened.

We believe that bond market psychology will ultimately break from this economy/equity link and subsequently focus on the likelihood that the recovery will prove out. The forces pushing the economy are stronger and more synchronous than they have been in many years. Monetary and fiscal policies are expansionary and the positive yield curve incents lending. Further, the dollar's weakening from its overvalued levels adds stimulus to the economy. There are also signs of renewed growth among key industrial nations. When these economic currents are viewed in the context of a shallow U.S. recession that created little slack in employment or industrial capacity, market discussions in the next 12 to 18 months will more likely center on inflation risk rather than recession.


Steven Blitz                                                  Michael J. Kennedy

July 31, 2002

                                     OFFIT

                               TOTAL RETURN FUND

--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                                               SHARES OR
                                                                               PRINCIPAL         MARKET
                                                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS (28.1%)
 AEROSPACE (1.7%)
  United Tech Corp., 6.10%, 05/15/12 .....................................    $  150,000      $  155,362
                                                                                              ----------
 CHEMICAL (1.1%)
  Dow Chemical Corp., 5.25%, 05/14/04 ....................................       100,000         102,342
                                                                                              ----------
 COMPUTERS (1.6%)
  Hewlett Packard Co., 6.50%, 07/01/12 ...................................       150,000         148,586
                                                                                              ----------
 ELECTRIC SERVICES (2.2%)
  Appalachian Power Co., 6.80%, 03/01/06 .................................       100,000         105,161
  Southwestern Public Service, 5.125%, 11/01/06 ..........................       100,000          99,438
                                                                                              ----------
                                                                                                 204,599
                                                                                              ----------
 FINANCIAL SERVICES (17.0%)
  Bank of America Corp., 7.40%, 01/15/11 .................................       125,000         136,900
  Bank One Corp., 7.875%, 08/01/10 .......................................       125,000         141,804
  CIT Group, Inc., 7.625%, 08/16/05 ......................................       125,000         123,135
  Duke Capital Corp., 7.25%, 10/01/04 ....................................        75,000          80,182
  FleetBoston Financial Corp., 4.875%, 12/01/06 ..........................       100,000         100,336
  Ford Motor Credit Corp., 6.875%, 02/01/06 ..............................       125,000         127,883
  General Motors Acceptance Corp., 6.75%, 01/15/06 .......................       125,000         129,776
  Household Finance Corp., 6.50%, 11/15/08 ...............................       115,000         115,367
  J.P. Morgan Chase & Co., 6.75%, 02/01/11 ...............................       125,000         129,564
  John Deere Capital Corp., 5.125%, 10/19/06 .............................       100,000         100,258
  Suntrust Banks Inc., 7.375%, 07/01/06 ..................................       100,000         109,790
  Verizon Global Funding Corp., 7.25%, 12/01/10 ..........................       150,000         151,440
  Wells Fargo Bank N.A., 6.45%, 02/01/11 .................................       125,000         130,647
                                                                                              ----------
                                                                                               1,577,082
                                                                                              ----------
 MEDIA (1.4%)
  Walt Disney Co., 5.50%, 12/29/06 .......................................       125,000         126,557
                                                                                              ----------
 RETAIL (1.4%)
  Sears Roebuck Acceptance Corp., 7.00%, 02/01/11 ........................       125,000         130,203
                                                                                              ----------
 TELECOMMUNICATIONS (1.1%)
  BellSouth Corp., 5.00%, 10/15/06 .......................................       100,000         100,797
                                                                                              ----------
 UTILITIES (0.6%)
  FPL Group Capital Inc., 7.625%, 09/15/06 ...............................        50,000          54,524
                                                                                              ----------
  TOTAL CORPORATE BONDS (COST $2,571,811).................................                     2,600,052
                                                                                              ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (35.2%)
  Government National Mortgage Assoc., 6.00%, 06/15/31 to 09/15/31 .......       342,159         342,480
  Government National Mortgage Assoc., 6.50%, 03/15/31 to 08/15/31 .......     1,009,421       1,032,135
  Government National Mortgage Assoc., 7.50%, 04/15/30 to 05/15/31 .......     1,716,227       1,812,768
  Government National Mortgage Assoc., 8.00%, 10/15/30 ...................        62,632          66,722
                                                                                              ----------
  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $3,226,434)........                     3,254,105
                                                                                              ----------
MUTUAL FUND (15.6%)
  OFFIT High Yield Fund -- Select Shares .................................       204,650       1,444,829
                                                                                              ----------
  TOTAL MUTUAL FUND (COST $1,584,087).....................................                     1,444,829
                                                                                              ----------
U.S. TREASURY NOTES (12.9%)
  Notes, 4.875%, 02/15/12 ................................................       500,000         501,875
  Notes, 5.875%, 11/15/04 ................................................       460,000         488,894
  Notes, 7.25%, 05/15/16 .................................................       175,000         206,247
                                                                                              ----------
  TOTAL U.S. TREASURY NOTES (COST $1,179,430).............................                     1,197,016
                                                                                              ----------

    The accompanying notes are an integral part of the financial statements.

                                     OFFIT

                               TOTAL RETURN FUND

--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                           JUNE 30, 2002 (UNAUDITED)

                                                              SHARES OR
                                                              PRINCIPAL        MARKET
                                                                AMOUNT         VALUE
---------------------------------------------------------------------------------------
COMMERCIAL PAPER (7.2%)
  Nestle Capital Corp., 1.78%, 07/01/02 ..................    $665,000      $  665,000
                                                                            ----------
  TOTAL COMMERCIAL PAPER (COST $665,000)..................                     665,000
                                                                            ----------
MONEY MARKET FUND (0.3%)
  Bank of New York Cash Reserve ..........................      30,812          30,812
                                                                            ----------
  TOTAL MONEY MARKET FUND (COST $30,812)..................                      30,812
                                                                            ----------
  TOTAL INVESTMENTS (COST $9,257,574)(+) -- 99.3%.........                   9,191,814
  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7% ..........                      66,440
                                                                            ----------
  TOTAL NET ASSETS -- 100.0% .............................                  $9,258,254
                                                                            ==========

------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

             Unrealized appreciation .............    $   83,890
             Unrealized depreciation .............      (149,650)
                                                      ----------
            Net unrealized depreciation ..........    $  (65,760)
                                                      ==========

    The accompanying notes are an integral part of the financial statements.

                        THE OFFIT INVESTMENT FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

                                                                                                       HIGH   EMERGING MARKETS
                                                                                                 YIELD FUND          BOND FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at market value (1) ........................................................  $  612,786,133    $  99,424,565
 Cash ....................................................................................              --               --
 Interest and dividends receivable .......................................................      14,048,569        2,422,552
 Receivable for capital shares sold ......................................................         221,202               --
 Receivable for investment securities sold ...............................................       7,731,151               --
 Prepaid expenses and other assets .......................................................          36,172            4,765
                                                                                            --------------    -------------
  Total Assets ...........................................................................     634,823,227      101,851,882
                                                                                            --------------    -------------
LIABILITIES:
 Dividends payable .......................................................................       1,878,576          984,422
 Net unrealized depreciation on forward foreign currency contract (Note 2) ...............         650,269               --
 Payable for investment securities purchased .............................................              --               --
 Payable for capital shares redeemed .....................................................         462,126           21,420
 Investment advisory fees payable ........................................................         428,451           78,748
 Custody fees payable ....................................................................          27,099           11,161
 Professional fees payable ...............................................................         104,377           15,977
 Administration fees payable .............................................................          63,093            8,312
 Other payables and accrued expenses .....................................................         354,120            5,312
                                                                                            --------------    -------------
  Total Liabilities ......................................................................       3,968,111        1,125,352
                                                                                            --------------    -------------
 NET ASSETS: .............................................................................  $  630,855,116    $ 100,726,530
                                                                                            ==============    =============
NET ASSETS CONSIST OF:
 Shares of capital stock, $0.001 par value per share .....................................  $       89,128    $      14,139
 Additional paid-in capital ..............................................................   1,076,453,456      191,468,998
 Distributions in excess of net investment income ........................................      (1,786,402)      (1,427,008)
 Accumulated undistributed net investment income .........................................              --               --
 Accumulated undistributed net realized gains (loss) on investments and foreign currency
  transactions ...........................................................................    (301,638,079)     (74,750,744)
 Net unrealized appreciation (depreciation) of investments and foreign currency
  transactions ...........................................................................    (142,262,987)     (14,578,855)
                                                                                            --------------    -------------
 NET ASSETS ..............................................................................  $  630,855,116    $ 100,726,530
                                                                                            ==============    =============
SELECT SHARES:
 NET ASSETS ..............................................................................  $  607,388,245    $ 100,726,440
                                                                                            ==============    =============
 SHARES OF CAPITAL STOCK OUTSTANDING .....................................................      86,055,278       14,138,645
                                                                                            ==============    =============
 NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ...............................  $         7.06    $       7.12
                                                                                            ==============    =============

MSD&T SHARES:
 NET ASSETS ..............................................................................  $   19,580,332
                                                                                            ==============
 SHARES OF CAPITAL STOCK OUTSTANDING .....................................................       2,522,657
                                                                                            ==============
 NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ...............................  $         7.76
                                                                                            ==============
ADVISOR SHARES:
 NET ASSETS ..............................................................................  $    3,886,539    $          90
                                                                                            ==============    =============
 SHARES OF CAPITAL STOCK OUTSTANDING .....................................................         550,249               13
                                                                                            ==============    =============
 NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ...............................  $         7.06    $        7.14*
                                                                                            ==============    =============
(1) Investments at cost ..................................................................  $  754,459,952    $ 114,003,420
                                                                                            ==============    =============

------------
* Exact net assets and shares outstanding at June 30, 2002 were $90.26 and 12.641, respectively.


    The accompanying notes are an integral part of the financial statements

                        THE OFFIT INVESTMENT FUND, INC.

                                                                     U.S.
           NEW YORK        CALIFORNIA          NATIONAL        GOVERNMENT        MORTGAGE          TOTAL
          MUNICIPAL         MUNICIPAL         MUNICIPAL        SECURITIES      SECURITIES         RETURN
               FUND              FUND              FUND              FUND            FUND           FUND
------------------- ----------------- ----------------- ----------------- --------------- --------------
  $   109,887,310     $  24,852,014     $  65,423,017     $  31,242,746    $ 95,596,497    $ 9,191,814
            7,418                --                --                --              --             --
          974,393           336,123           684,387           182,711         460,910         92,443
               --                --                --                --         500,000             --
        3,916,842           288,744                --           500,000       1,473,886             --
            5,880             3,347            11,104             3,976          18,387          9,173
  ---------------     -------------     -------------     -------------    ------------    -----------
      114,791,843        25,480,228        66,118,508        31,929,433      98,049,680      9,293,430
  ---------------     -------------     -------------     -------------    ------------    -----------
           72,803            32,407           108,625            39,289         136,682         31,924
               --                --                --                --              --             --
        3,361,113           506,820         1,568,766                --      10,064,611             --
               --                --                --           187,492         225,000             --
           22,898             5,211            12,869             4,766          17,741          2,751
            1,652                26                71             1,663           1,050             72
           10,954             3,446             5,702             5,062           4,998            381
            8,286             1,968             5,556             2,443           6,961             --
              564             1,833             1,174             1,921           1,395             48
  ---------------     -------------     -------------     -------------    ------------    -----------
        3,478,270           551,711         1,702,763           242,636      10,458,438         35,176
  ---------------     -------------     -------------     -------------    ------------    -----------
  $   111,313,573     $  24,928,517     $  64,415,745     $  31,686,797    $ 87,591,242    $ 9,258,254
  ===============     =============     =============     =============    ============    ===========
  $        10,054     $       2,299     $       5,876     $       3,048    $      8,438    $       923
      107,698,718        24,136,072        62,275,889        31,249,423      86,951,489      9,378,473
               --                --                --                --              --             --
               --                --                --                --          91,672             59
          982,917           218,224           348,982           288,691      (1,215,473)       (55,441)
        2,621,884           571,922         1,784,998           145,635       1,755,116        (65,760)
  ---------------     -------------     -------------     -------------    ------------    -----------
  $   111,313,573     $  24,928,517     $  64,415,745     $  31,686,797    $ 87,591,242    $ 9,258,254
  ===============     =============     =============     =============    ============    ===========
  $   111,261,787     $  24,928,517     $  64,184,569     $  31,686,797    $ 87,412,257    $ 9,258,254
  ===============     =============     =============     =============    ============    ===========
       10,048,890         2,298,876         5,854,682         3,048,202       8,421,256        923,413
  ===============     =============     =============     =============    ============    ===========
  $         11.07     $       10.84     $       10.96     $       10.40    $      10.38    $     10.03
  ===============     =============     =============     =============    ============    ===========





  $        51,786                       $     231,176                      $    178,985
  ===============                       =============                      ============
            4,675                              21,081                            17,203
  ===============                       =============                      ============
  $         11.08                       $       10.97                      $      10.40
  ===============                       =============                      ============
  $   107,265,426     $  26,280,092     $  63,638,019     $  31,097,111    $ 93,841,381    $ 9,257,574
  ===============     =============     =============     =============    ============    ===========

    The accompanying notes are an integral part of the financial statements

                        THE OFFIT INVESTMENT FUND, INC.

                           STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002


                                                                                             HIGH    EMERGING MARKETS
                                                                                       YIELD FUND           BOND FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest (2) ...............................................................     $  34,127,596        $   6,774,972
 Dividends ..................................................................           427,834                   --
                                                                                  -------------        -------------
  Total income ..............................................................        34,555,430            6,774,972
                                                                                  -------------        -------------

EXPENSES:
 Advisory ...................................................................         2,790,998              544,978
 Administration .............................................................           406,257               57,525
 Audit ......................................................................           135,421               20,861
 Legal ......................................................................            46,082                6,648
 Transfer agent and shareholder servicing fees ..............................            58,936               22,643
 Custody ....................................................................            76,273               22,512
 Fund accounting ............................................................             7,500                7,500
 Amortization of organization expenses ......................................                --                   --
 Blue Sky ...................................................................            26,804               21,292
 Miscellaneous ..............................................................           144,027               14,296
                                                                                  -------------        -------------
  Total expenses before waivers/reimbursements ..............................         3,692,298              718,255
  Less expenses waived/reimbursed ...........................................                --                   --
                                                                                  -------------        -------------
   Net expenses .............................................................         3,692,298              718,255
                                                                                  -------------        -------------
NET INVESTMENT INCOME                                                                30,863,132            6,056,717
                                                                                  -------------        -------------

REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
 Net realized gains (loss) on investment transactions .......................       (82,786,172)         (22,323,814)
 Net realized loss on investment and foreign currency transactions ..........        (3,981,575)                  --
 Net change in unrealized appreciation of investments .......................        47,813,027            6,937,534
 Net change in unrealized depreciation of foreign currency transactions .....          (598,234)                  --
                                                                                  -------------        -------------
 Net realized and unrealized gains (loss) on investments ....................       (39,552,954)         (15,386,280)
                                                                                  -------------        -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................     $  (8,689,822)       $  (9,329,563)
                                                                                  =============        =============
 (2) Withholding tax ........................................................     $     111,472        $          --

------------
* Includes dividend income and unrealized depreciation of $72,410 and $(139,258), respectively from an investment in OFFIT High Yield Fund, an affiliated Fund.




    The accompanying notes are an integral part of the financial statements

                        THE OFFIT INVESTMENT FUND, INC.

                                                       U.S.
       NEW YORK   CALIFORNIA       NATIONAL      GOVERNMENT       MORTGAGE        TOTAL
      MUNICIPAL    MUNICIPAL      MUNICIPAL      SECURITIES     SECURITIES       RETURN
           FUND         FUND           FUND            FUND           FUND        FUND*
--------------- ------------ -------------- --------------- -------------- ------------
 $  2,014,758    $ 447,979    $ 1,029,422     $   706,874    $ 2,530,094    $ 271,658
           --           --             --              --             --           --
 ------------    ---------    -----------     -----------    -----------    ---------
    2,014,758      447,979      1,029,422         706,874      2,530,094      271,658
 ------------    ---------    -----------     -----------    -----------    ---------

      185,981       40,921         95,599          61,857        143,948       22,453
       50,480       11,207         25,948          16,790         39,072        5,613
       14,571        3,756          5,906           6,249          8,327          916
        4,848          958          2,027           1,970          3,286          271
       18,000        9,000         15,000           9,000         15,000        9,000
        8,012        1,674          4,032           3,990          5,390          341
        7,500        7,500          7,500           7,500          7,500        7,500
           --        2,165          3,312           2,118          2,118           --
        2,654        1,495          5,078           5,825          8,662        7,028
       14,208        5,388          6,382           4,211         14,114        2,239
 ------------    ---------    -----------     -----------    -----------    ---------
      306,254       84,064        170,784         119,510        247,417       55,361
      (40,568)     (25,082)       (34,214)        (31,142)       (41,777)     (19,446)
 ------------    ---------    -----------     -----------    -----------    ---------
      265,686       58,982        136,570          88,368        205,640       35,915
 ------------    ---------    -----------     -----------    -----------    ---------
    1,749,072      388,997        892,852         618,506      2,324,454      235,743
 ------------    ---------    -----------     -----------    -----------    ---------


    1,060,094      211,772        242,116          97,651          7,943      (63,881)
           --           --             --              --             --           --
    1,776,870      272,567      1,599,095         297,230      1,094,867       45,840
           --           --             --              --             --           --
 ------------    ---------    -----------     -----------    -----------    ---------
    2,836,964      484,339      1,841,211         394,881      1,102,810      (18,041)
 ------------    ---------    -----------     -----------    -----------    ---------
 $  4,586,036    $ 873,336    $ 2,734,063     $ 1,013,387    $ 3,427,264    $ 217,702
 ============    =========    ===========     ===========    ===========    =========
 $         --    $      --    $        --     $        --    $        --    $      --






    The accompanying notes are an integral part of the financial statements

                        THE OFFIT INVESTMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      HIGH YIELD FUND
                                                                                           -------------------------------------
                                                                                                      FOR THE
                                                                                             SIX MONTHS ENDED            FOR THE
                                                                                                JUNE 30, 2002         YEAR ENDED
                                                                                                  (UNAUDITED)  DECEMBER 31, 2001
                                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income ...................................................................   $   30,863,132     $  100,527,379
 Net realized loss on investment and foreign currency transactions .......................      (86,767,747)      (144,168,274)
 Net change in unrealized appreciation\depreciation of investments and foreign currency
  transactions ...........................................................................       47,214,793         79,298,755
                                                                                             --------------     --------------
 Net increase (decrease) in net assets resulting from operations .........................       (8,689,822)        35,657,860
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...................................................................      (31,871,943)      (100,078,501)
 Net realized gains ......................................................................               --                 --
 Excess of net realized gains ............................................................               --                 --
                                                                                             --------------     --------------
 Total dividends and distributions to shareholders .......................................      (31,871,943)      (100,078,501)
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued .............................................................       59,279,656        326,970,191
 Dividends reinvested ....................................................................       19,920,355         68,340,822
 Cost of shares redeemed .................................................................     (219,501,719)      (487,692,669)
                                                                                             --------------     --------------
 Net increase (decrease) in net assets from capital share transactions ...................     (140,301,708)       (92,381,656)
                                                                                             --------------     --------------
 Total increase (decrease) in net assets .................................................     (180,863,473)      (156,802,297)
NET ASSETS:
 Beginning of period .....................................................................      811,718,589        968,520,886
                                                                                             --------------     --------------
 End of period* ..........................................................................   $  630,855,116     $  811,718,589
                                                                                             ==============     ==============
*  (Including undistributed net investment income/distributions in excess of net
    investment income) ...................................................................   $   (1,786,402)    $     (777,591)


                                                                                                  NATIONAL MUNICIPAL FUND
                                                                                           -------------------------------------
                                                                                                      FOR THE
                                                                                             SIX MONTHS ENDED            FOR THE
                                                                                                JUNE 30, 2002         YEAR ENDED
                                                                                                  (UNAUDITED)  DECEMBER 31, 2001
                                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income ...................................................................   $     892,852      $   1,165,806
 Net realized gains (loss) on investment and foreign currency transactions ...............         242,116          1,579,404
 Net change in unrealized appreciation\depreciation of investments and foreign currency
  transactions ...........................................................................       1,599,095           (609,191)
                                                                                             -------------      -------------
 Net increase in net assets resulting from operations ....................................       2,734,063          2,136,019
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...................................................................        (892,852)        (1,165,806)
 Excess of net investment income .........................................................              --                 --
 Net realized gains ......................................................................              --         (1,542,056)
                                                                                             -------------      -------------
 Total dividends and distributions to shareholders .......................................        (892,852)        (2,707,862)
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued .............................................................      26,366,869         31,237,336
 Dividends reinvested ....................................................................         414,003          1,846,244
 Cost of shares redeemed .................................................................     (10,282,728)       (12,179,957)
                                                                                             -------------      -------------
 Net increase (decrease) in net assets from capital share transactions ...................      16,498,144         20,903,623
                                                                                             -------------      -------------
 Total increase (decrease) in net assets .................................................      18,339,355         20,331,780
NET ASSETS:
 Beginning of period .....................................................................      46,076,390         25,744,610
                                                                                             -------------      -------------
 End of period* ..........................................................................   $  64,415,745      $  46,076,390
                                                                                             =============      =============
*  (Including undistributed net investment income/distributions in excess of net
    investment income) ...................................................................   $          --      $          --



    The accompanying notes are an integral part of the financial statements.

                        THE OFFIT INVESTMENT FUND, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


      EMERGING MARKETS BOND FUND              NEW YORK MUNICIPAL FUND               CALIFORNIA MUNICIPAL FUND
-------------------------------------- -------------------------------------- -------------------------------------
           FOR THE                                FOR THE                                FOR THE
  SIX MONTHS ENDED             FOR THE   SIX MONTHS ENDED             FOR THE   SIX MONTHS ENDED            FOR THE
     JUNE 30, 2002          YEAR ENDED      JUNE 30, 2002          YEAR ENDED      JUNE 30, 2002         YEAR ENDED
       (UNAUDITED)   DECEMBER 31, 2001        (UNAUDITED)   DECEMBER 31, 2001        (UNAUDITED)  DECEMBER 31, 2001
------------------ ------------------- ------------------ ------------------- ------------------ ------------------
  $   6,056,717       $  17,729,017      $   1,749,072       $   3,236,094       $    388,997       $    647,171
    (22,323,814)         (3,132,343)         1,060,094           3,441,967            211,772            500,928
      6,937,534         (11,018,611)         1,776,870          (1,534,348)           272,567            (66,151)
  -------------       -------------      -------------       -------------       ------------       ------------
     (9,329,563)          3,578,063          4,586,036           5,143,713            873,336          1,081,948
     (6,056,717)        (17,729,017)        (1,749,072)         (3,236,094)          (388,997)          (647,171)
             --                  --                 --          (3,441,967)                --           (448,478)
             --                  --                 --            (118,208)                --                 --
  -------------       -------------      -------------       -------------       ------------       ------------
     (6,056,717)        (17,729,017)        (1,749,072)         (6,796,269)          (388,997)        (1,095,649)
     12,414,172          23,036,830         29,290,909          29,596,570          8,523,297          5,928,798
      3,765,924          11,566,491          1,344,212           5,983,682            221,109            795,263
    (28,407,134)        (55,894,566)       (24,086,141)        (17,189,580)        (4,085,293)        (2,787,705)
  -------------       -------------      -------------       -------------       ------------       ------------
    (12,227,038)        (21,291,245)         6,548,980          18,390,672          4,659,113          3,936,356
  -------------       -------------      -------------       -------------       ------------       ------------
    (27,613,318)        (35,442,199)         9,385,944          16,738,116          5,143,452          3,922,655
    128,339,848         163,782,047        101,927,629          85,189,513         19,785,065         15,862,410
  -------------       -------------      -------------       -------------       ------------       ------------
  $ 100,726,530       $ 128,339,848      $ 111,313,573       $ 101,927,629       $ 24,928,517       $ 19,785,065
  =============       =============      =============       =============       ============       ============
  $  (1,427,008)      $  (1,427,008)     $          --       $          --       $         --       $         --

   U.S. GOVERNMENT SECURITIES FUND            MORTGAGE SECURITIES FUND                  TOTAL RETURN FUND
-------------------------------------- -------------------------------------- -------------------------------------
           FOR THE                                FOR THE                                FOR THE
  SIX MONTHS ENDED             FOR THE   SIX MONTHS ENDED             FOR THE   SIX MONTHS ENDED            FOR THE
     JUNE 30, 2002          YEAR ENDED      JUNE 30, 2002          YEAR ENDED      JUNE 30, 2002         YEAR ENDED
       (UNAUDITED)   DECEMBER 31, 2001        (UNAUDITED)   DECEMBER 31, 2001        (UNAUDITED)  DECEMBER 31, 2001
------------------ ------------------- ------------------ ------------------- ------------------ ------------------
  $     618,506       $   1,940,983      $   2,324,454       $   3,394,115       $    235,743       $    238,507
         97,651           3,173,446              7,943             332,964            (63,881)           105,736
        297,230          (1,552,173)         1,094,867             498,424             45,840           (174,458)
  -------------       -------------      -------------       -------------       ------------       ------------
      1,013,387           3,562,256          3,427,264           4,225,503            217,702            169,785
       (618,506)         (1,940,983)        (2,251,455)         (3,394,115)          (235,659)          (238,507)
             --              (4,275)                --            (264,150)                --             (3,201)
             --          (1,483,148)                --                  --                 --            (94,120)
  -------------       -------------      -------------       -------------       ------------       ------------
       (618,506)         (3,428,406)        (2,251,455)         (3,658,265)          (235,659)          (335,828)
      3,688,259          27,875,097         23,880,780          52,625,394          6,149,682          6,092,022
        386,536           2,456,712          1,412,394           2,411,969             68,028            221,889
    (12,974,842)        (42,966,415)       (19,046,740)        (20,459,373)        (3,614,017)        (2,623,696)
  -------------       -------------      -------------       -------------       ------------       ------------
     (8,900,047)        (12,634,606)         6,246,434          34,577,990          2,603,693          3,690,215
  -------------       -------------      -------------       -------------       ------------       ------------
     (8,505,166)        (12,500,756)         7,422,243          35,145,228          2,585,736          3,524,172
     40,191,963          52,692,719         80,168,999          45,023,771          6,672,518          3,148,346
  -------------       -------------      -------------       -------------       ------------       ------------
  $  31,686,797       $  40,191,963      $  87,591,242       $  80,168,999       $  9,258,254       $  6,672,518
  =============       =============      =============       =============       ============       ============
  $          --       $          --      $      91,672       $      18,673       $         59       $        (25)

    The accompanying notes are an integral part of the financial statements.

                        THE OFFIT INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS

                                HIGH YIELD FUND



                                                                       SELECT SHARES
                                                     -------------------------------------------------
                                                                 FOR THE
                                                              SIX MONTHS
                                                                   ENDED        FOR THE        FOR THE
                                                                JUNE 30,     YEAR ENDED     YEAR ENDED
                                                                    2002   DECEMBER 31,   DECEMBER 31,
                                                             (UNAUDITED)           2001           2000
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...............    $     7.48         $    7.92      $   9.11
                                                        ----------         --------       -------
 Net investment income .............................          0.31              0.79          0.76
 Net realized and unrealized gain (loss) ...........         (0.41)            (0.46)        (1.13)
                                                        ----------         ---------      --------
 Total income (loss) from investment operations ....         (0.10)             0.33         (0.37)
                                                        ----------         ---------      --------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income .............................         (0.32)            (0.77)        (0.76)
 Excess of net investment income ...................            --                --         (0.06)
 Net realized gains ................................            --                --            --
                                                        ----------         ---------      --------
Total dividends and distributions ..................         (0.32)            (0.77)        (0.82)
                                                        ----------         ---------      --------
 Net change in net asset value per share ...........         (0.42)            (0.44)        (1.19)
                                                        ----------         ---------      --------
NET ASSET VALUE, END OF PERIOD .....................    $     7.06         $    7.48       $  7.92
                                                        ==========         =========      ========
TOTAL RETURN (A) ...................................         (1.45%)(b)         5.05%       (4.34%)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands) ..........    $  607,388         $ 773,536      $ 945,788
Ratios to average net assets:
 Expenses ..........................................          0.99%(c)          0.92%         0.88%**
 Net investment income .............................          8.39%(c)          9.78%         9.36%
PORTFOLIO TURNOVER RATE ............................            18%               40%           22%



                                                                        SELECT SHARES
                                                     ---------------------------------------------------
                                                             FOR THE           FOR THE           FOR THE
                                                          YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                        DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                1999              1998              1997
                                                     --------------- ----------------- -----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...............   $     9.91       $   10.34         $   10.15
                                                       ----------       ---------         ---------
 Net investment income .............................         0.90            0.88              0.87
 Net realized and unrealized gain (loss) ...........        (0.79)          (0.43)             0.31
                                                       -----------      ----------        ---------
 Total income (loss) from investment operations ....         0.11            0.45              1.18
                                                       -----------      ----------        ---------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income .............................        (0.90)          (0.88)            (0.87)
 Excess of net investment income ...................        (0.01)             --                --
 Net realized gains ................................           --              --             (0.12)
                                                       -----------      ----------        ----------
Total dividends and distributions ..................        (0.91)          (0.88)            (0.99)
                                                       -----------      ----------        ----------
 Net change in net asset value per share ...........        (0.80)          (0.43)             0.19
                                                       -----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD .....................   $     9.11       $    9.91         $   10.34
                                                       ===========      ==========        ==========
TOTAL RETURN (A) ...................................         1.10%           4.49%            12.09%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands) ..........   $ 1,454,507      $1,739,622       $1,346,553
Ratios to average net assets:
 Expenses ..........................................          0.82%          0.84%**           0.87%**
 Net investment income .............................          8.91%          8.67%             8.46%
PORTFOLIO TURNOVER RATE ............................            42%            36%               47%

                          HIGH YIELD FUND (CONTINUED)

                                                                 ADVISOR SHARES (D)                             ADVISOR SHARES (D)
                                        --------------------------------------------------------------------------------------------
                                                FOR THE                                                                      FOR THE
                                             SIX MONTHS                                                                  PERIOD FROM
                                                  ENDED        FOR THE            FOR THE               FOR THE       AUG. 14, 1997*
                                               JUNE 30,     YEAR ENDED       PERIOD ENDED          PERIOD ENDED              THROUGH
                                                   2002   DECEMBER 31,       DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                                            (UNAUDITED)           2001               2000                  1998                 1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
 PERIOD ............................... $     7.49         $  7.92        $     9.91          $     10.34          $     10.37
                                        ----------         -------        ----------          -----------          -----------
 Net investment income ................       0.30            0.76              0.02                 0.60                 0.32
 Net realized and unrealized gain
  (loss) ..............................      (0.42)          (0.44)            (1.99)               (0.43)                0.09
                                        ----------         -------        ----------          -----------          -----------
 Total income (loss) from
  investment operations ...............      (0.12)           0.32             (1.97)                0.17                 0.41
                                        ----------         -------        ----------          -----------          -----------
LESS DIVIDENDS AND DISTRIBUTION
 FROM:
 Net investment income ................      (0.31)          (0.75)            (0.02)               (0.60)               (0.32)
 Excess of net investment
  income ..............................         --              --                --                   --                   --
 Net realized gains ...................         --              --                --                   --                (0.12)
                                        ----------         -------        ----------          -----------          -----------
Total dividends and distributions .....      (0.31)          (0.75)            (0.02)               (0.60)               (0.44)
                                        ----------         -------        ----------          -----------          -----------
 Net change in net asset value
  per share ...........................      (0.43)          (0.43)            (1.99)               (0.43)               (0.03)
                                        ----------         -------        ----------          -----------          -----------
NET ASSET VALUE, END OF PERIOD ........ $     7.06         $  7.49        $     7.92          $      9.91          $     10.34
                                        ==========         =======        ==========          ===========          ===========
TOTAL RETURN (A) ......................      (1.70%)(b)       4.02%            (4.57%)(b)            0.67%(b)             3.93%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (in thousands) ...................... $    3,887         $ 5,166        $    2,660          $         7          $        15
Ratios to average net assets:
 Expenses .............................       1.24%(c)        1.18%             1.13%(c)             0.93%(c)**           1.03%(c)**
 Net investment income ................       8.14%(c)        9.55%             9.11%(c)             9.54%(c)             7.87%(c)
PORTFOLIO TURNOVER RATE ...............         18%             40%               22%                  36%                  47%


                                                                     MSD&T SHARES
                                        -----------------------------------------------------------------------
                                                   FOR THE                                             FOR THE
                                                SIX MONTHS                                         PERIOD FROM
                                                     ENDED        FOR THE        FOR THE         NOV. 1, 1999*
                                                  JUNE 30,     YEAR ENDED     YEAR ENDED               THROUGH
                                                      2002   DECEMBER 31,   DECEMBER 31,          DECEMBER 31,
                                               (UNAUDITED)           2001           2000                  1999
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
 PERIOD ...............................    $     8.23         $   8.72      $   10.03         $    10.00(e)
                                           ----------         -------      ---------         -----------
 Net investment income ................          0.33             0.84           0.88               0.19
 Net realized and unrealized gain
  (loss) ..............................         (0.46)           (0.50)         (1.31)              0.05
                                           ----------         --------     ----------        -----------
 Total income (loss) from
  investment operations ...............         (0.13)            0.34          (0.43)              0.24
                                           ----------         --------     ----------        -----------
LESS DIVIDENDS AND DISTRIBUTION
 FROM:
 Net investment income ................         (0.34)           (0.83)         (0.88)             (0.21)
 Excess of net investment
  income ..............................            --               --             --                 --
 Net realized gains ...................            --               --             --                 --
                                           ----------         --------     ----------        -----------
Total dividends and distributions .....         (0.34)           (0.83)         (0.88)             (0.21)
                                           ----------         --------     ----------        -----------
 Net change in net asset value
  per share ...........................         (0.47)           (0.49)         (1.31)              0.03
                                           ----------         --------     ----------        -----------
NET ASSET VALUE, END OF PERIOD ........    $     7.76         $   8.23      $    8.72        $     10.03
                                           ==========         ========     ==========        ===========
TOTAL RETURN (A) ......................         (1.67%)(b)        3.80%         (4.57%)             2.38%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (in thousands) ......................    $   19,580         $ 33,016      $  20,072        $    14,737
Ratios to average net assets:
 Expenses .............................          1.24%(c)         1.17%          1.13%**            1.07%(c)**
 Net investment income ................          8.11%(c)         9.53%          9.18%              9.01%(c)
PORTFOLIO TURNOVER RATE ...............            18%              40%            22%                42%

--------

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d) There were no Advisor shares outstanding for the period ended December 31, 1999.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                          EMERGING MARKETS BOND FUND




                                                                 SELECT SHARES
                                        ----------------------------------------------------------------
                                                    FOR THE
                                                 SIX MONTHS
                                                      ENDED        FOR THE        FOR THE        FOR THE
                                                   JUNE 30,     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       2002   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                (UNAUDITED)           2001           2000           1999
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
 PERIOD ...............................    $     8.20         $    8.93       $   9.31       $   8.20
                                           ----------         ---------      ---------       --------
 Net investment income ................          0.40              0.99           1.05           1.06
 Net realized and unrealized gain
  (loss) ..............................         (1.08)            (0.73)         (0.38)          1.09
                                           ----------         ---------      ---------       --------
 Total income (loss) from
  investment operations ...............         (0.68)             0.26           0.67           2.15
                                           ----------         ---------      ---------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
 Net investment income ................         (0.40)            (0.99)         (1.05)         (1.02)
 Excess of net investment
  income ..............................            --                --             --             --
 Net realized gains ...................            --                --             --             --
 Excess of realized gains .............            --                --             --             --
 Return of capital ....................            --                --             --          (0.02)
                                           ----------         ---------      ---------      ---------
Total dividends and distributions .....         (0.40)            (0.99)         (1.05)         (1.04)
                                           ----------         ---------      ---------      ---------
 Net change in net asset value
  per share ...........................         (1.08)            (0.73)         (0.38)         1.11
                                           ----------         ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD ........    $     7.12         $    8.20      $    8.93       $   9.31
                                           ==========         =========      =========      =========
TOTAL RETURN (A) ......................         (8.51%)(b)         3.00%          7.44%         27.81%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in
  thousands) ..........................    $  100,726         $ 170,087      $ 163,782      $ 173,724
Ratios to average net assets:
 Expenses** ...........................          1.19%(c)          1.14%          1.09%          1.08%
 Net investment income ................          9.97%(c)         11.32%         11.42%         12.27%
PORTFOLIO TURNOVER RATE ...............           110%               49%           113%            74%



                                                SELECT SHARES                              ADVISOR SHARES
                                        ----------------------------- --------------------------------------------------
                                                                                 FOR THE                         FOR THE
                                                                              SIX MONTHS                     PERIOD FROM
                                               FOR THE        FOR THE              ENDED        FOR THE    JUNE 6, 2000*
                                            YEAR ENDED     YEAR ENDED           JUNE 30,     YEAR ENDED          THROUGH
                                          DECEMBER 31,   DECEMBER 31,               2002   DECEMBER 31,     DECEMBER 31,
                                                  1998           1997        (UNAUDITED)           2001             2000
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
 PERIOD ...............................    $  10.46      $   11.03       $     8.21         $   8.93        $  8.92(d)
                                           --------      --------        ----------         --------        --------
 Net investment income ................        0.99           1.15             0.35             0.89           0.54
 Net realized and unrealized gain
  (loss) ..............................       (2.23)            --            (1.07)           (0.72)          0.01
                                           --------      ---------       ----------         --------       --------
 Total income (loss) from
  investment operations ...............       (1.24)          1.15            (0.72)            0.17           0.55
                                           --------      ---------       ----------         --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
 Net investment income ................       (0.97)         (1.15)           (0.35)           (0.89)         (0.54)
 Excess of net investment
  income ..............................          --          (0.04)              --               --             --
 Net realized gains ...................          --          (0.53)              --               --             --
 Excess of realized gains .............       (0.03)            --               --               --             --
 Return of capital ....................       (0.02)            --               --               --             --
                                           --------      ---------       ----------         --------       --------
Total dividends and distributions .....       (1.02)         (1.72)           (0.35)           (0.89)         (0.54)
                                           --------      ---------       ----------         --------       --------
 Net change in net asset value
  per share ...........................       (2.26)         (0.57)           (1.07)           (0.72)          0.01
                                           --------      ---------       ----------         --------       --------
NET ASSET VALUE, END OF PERIOD ........    $   8.20      $  10.46        $     7.14         $  8.21        $   8.93
                                           ========      =========       ==========         ========       ========
TOTAL RETURN (A) ......................      (11.92%)        10.67%           (8.95%)(b)        1.99%          6.21%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in
  thousands) ..........................    $ 148,908     $ 210,777       $       --         $     --       $      1
Ratios to average net assets:
 Expenses** ...........................        1.10%          1.29%            1.44%(c)         0.59%          1.34%(c)
 Net investment income ................       10.53%          9.49%            9.72%(c)        10.20%         11.17%(c)
PORTFOLIO TURNOVER RATE ...............          77%           179%             110%              49%           113%

                            NEW YORK MUNICIPAL FUND

                                                                          SELECT SHARES
                                                 ----------------------------------------------------------------
                                                             FOR THE
                                                          SIX MONTHS
                                                               ENDED        FOR THE        FOR THE        FOR THE
                                                            JUNE 30,     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                2002   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         (UNAUDITED)           2001           2000           1999
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........      $  10.77         $   10.90        $ 10.32       $  10.82
                                                      --------         ---------        -------       --------
 Net investment income .........................          0.18              0.38           0.48           0.43
 Net realized and unrealized gain (loss) .......          0.30              0.25           0.58          (0.50)
                                                      --------         ---------        -------       --------
 Total income (loss) from investment
  operations ...................................          0.48              0.63           1.06          (0.07)
                                                      --------         ---------        -------       --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income .........................         (0.18)            (0.38)         (0.48)         (0.43)
 Net realized gains ............................            --             (0.38)            --             --
                                                      --------         ---------       --------       --------
Total dividends and distributions ..............         (0.18)            (0.76)         (0.48)         (0.43)
                                                      --------         ---------       --------       --------
 Net change in net asset value per share .......          0.30             (0.13)          0.58          (0.50)
                                                      --------         ---------       --------       --------
NET ASSET VALUE, END OF PERIOD .................      $  11.07         $   10.77       $  10.90       $  10.32
                                                      ========         =========       ========       ========
TOTAL RETURN (A) ...............................          4.47%(b)          5.94%         10.54%         (0.65%)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands).....      $ 111,262        $ 101,878       $ 85,190       $ 68,228
Ratios to average net assets:
 Expenses** ....................................          0.50%(c)          0.50%          0.50%          0.50%
 Net investment income .........................          3.29%(c)          3.43%          4.56%          4.09%
PORTFOLIO TURNOVER RATE ........................           170%              245%           256%            93%



                                                         SELECT SHARES                      ADVISOR SHARES
                                                 -----------------------------  ------------------------------------
                                                                                                            FOR THE
                                                                                         FOR THE        PERIOD FROM
                                                        FOR THE        FOR THE        SIX MONTHS  OCTOBER 17, 2001*
                                                     YEAR ENDED     YEAR ENDED             ENDED            THROUGH
                                                   DECEMBER 31,   DECEMBER 31,     JUNE 30, 2002       DECEMBER 31,
                                                           1998           1997       (UNAUDITED)               2000
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $  10.69       $  10.40       $    10.77       $     11.31(d)
                                                    --------       --------       ----------       -----------
 Net investment income .........................        0.44           0.46             0.17              0.06
 Net realized and unrealized gain (loss) .......        0.19           0.34             0.31             (0.16)
                                                    --------       --------       ----------       -----------
 Total income (loss) from investment
  operations ...................................        0.63           0.80             0.48             (0.10)
                                                    --------       --------       ----------       -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income .........................       (0.44)         (0.46)           (0.17)            (0.06)
 Net realized gains ............................       (0.06)         (0.05)              --             (0.38)
                                                    --------       --------       ----------       -----------
Total dividends and distributions ..............       (0.50)         (0.51)           (0.17)            (0.44)
                                                    --------       --------       ----------       -----------
 Net change in net asset value per share .......        0.13           0.29             0.31             (0.54)
                                                    --------       --------       ----------       -----------
NET ASSET VALUE, END OF PERIOD .................    $  10.82       $  10.69       $    11.08       $     10.77
                                                    ========       ========       ==========       ===========
TOTAL RETURN (A) ...............................        6.03%          7.84%            4.44%(b)         (0.79%)(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands).....    $ 67,793       $ 42,046       $       52       $        50
Ratios to average net assets:
 Expenses** ....................................        0.50%          0.50%            0.75%(c)          0.75%(c)
 Net investment income .........................        4.08%          4.22%            3.05%(c)          2.82%(c)
PORTFOLIO TURNOVER RATE ........................         132%           144%             170%              245%


--------
*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)


                           CALIFORNIA MUNICIPAL FUND

                                                             SELECT SHARES (D)
                                                      --------------------------------
                                                                FOR THE
                                                             SIX MONTHS
                                                                  ENDED        FOR THE
                                                               JUNE 30,     YEAR ENDED
                                                                   2002   DECEMBER 31,
                                                            (UNAUDITED)           2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $   10.60         $  10.61
                                                         ---------         --------
 Net investment income ..............................         0.18             0.37
 Net realized and unrealized gain (loss) ............         0.24             0.24
                                                         ---------         --------
 Total income (loss) from investment operations .....         0.42             0.61
                                                         ---------         --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................        (0.18)           (0.37)
 Excess of net investment income ....................           --               --
 Net realized gains .................................           --            (0.25)
                                                         ---------         --------
Total dividends and distributions ...................        (0.18)           (0.62)
                                                         ---------         --------
 Net change in net asset value per share ............         0.24            (0.01)
                                                         ---------         --------
NET ASSET VALUE, END OF PERIOD ......................    $   10.84         $  10.60
                                                         =========         ========
TOTAL RETURN (A) ....................................         3.94%(b)         5.87%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........    $  24,929         $ 19,785
Ratios to average net assets:
 Expenses** .........................................         0.50%(c)         0.50%
 Net investment income ..............................         3.30%(c)         3.40%
PORTFOLIO TURNOVER RATE .............................          109%             203%



                           CALIFORNIA MUNICIPAL FUND
                                                                            SELECT SHARES (D)
                                                      --------------------------------------------------------------
                                                                                                             FOR THE
                                                                                                         PERIOD FROM
                                                             FOR THE        FOR THE        FOR THE    APRIL 2, 1997*
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED           THROUGH
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                                                2000           1999           1998              1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  10.06       $  10.54       $  10.37       $    10.00(e)
                                                         --------       --------       --------       ----------
 Net investment income ..............................        0.44           0.40           0.40             0.33
 Net realized and unrealized gain (loss) ............        0.56          (0.48)          0.22             0.38
                                                         --------       --------       --------       ----------
 Total income (loss) from investment operations .....        1.00          (0.08)          0.62             0.71
                                                         --------       --------       --------       ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................       (0.44)         (0.40)         (0.40)           (0.33)
 Excess of net investment income ....................       (0.01)            --          (0.01)              --
 Net realized gains .................................          --             --          (0.04)           (0.01)
                                                         --------       --------       --------       ----------
Total dividends and distributions ...................       (0.45)         (0.40)         (0.45)           (0.34)
                                                         --------       --------       --------       ----------
 Net change in net asset value per share ............        0.55          (0.48)          0.17             0.37
                                                         --------       --------       --------       ----------
NET ASSET VALUE, END OF PERIOD ......................    $  10.61       $  10.06       $  10.54       $    10.37
                                                         ========       ========       ========       ==========
TOTAL RETURN (A) ....................................       10.14%         (0.77%)         6.14%            7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........    $ 15,862       $ 13,645       $ 11,066       $    4,792
Ratios to average net assets:
 Expenses** .........................................        0.50%          0.50%          0.50%            0.50%(c)
 Net investment income ..............................        4.31%          3.91%          3.87%            4.15%(c)
PORTFOLIO TURNOVER RATE .............................         183%            20%            51%              41%

                            NATIONAL MUNICIPAL FUND





                                                                       SELECT SHARES
                                                      -----------------------------------------------
                                                                FOR THE
                                                             SIX MONTHS
                                                                  ENDED        FOR THE        FOR THE
                                                               JUNE 30,     YEAR ENDED     YEAR ENDED
                                                                   2002   DECEMBER 31,   DECEMBER 31,
                                                            (UNAUDITED)           2001           2000
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCES:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $    10.61        $  10.66       $  10.04
                                                         ----------        --------       --------
 Net investment income ..............................          0.17            0.36           0.47
 Net realized and unrealized gain (loss) ............          0.35            0.35           0.62
                                                         ----------        --------       --------
 Total income from investment operations ............          0.52            0.71           1.09
                                                         ----------        --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................         (0.17)          (0.36)         (0.47)
 Excess of net investment income ....................            --              --          0.00
 Net realized gains .................................            --           (0.40)            --
                                                         ----------        --------       --------
Total Dividends and Distributions:                            (0.17)          (0.76)         (0.47)
                                                         ----------        --------       --------
 Net change in net asset value per share ............          0.35           (0.05)          0.62
                                                         ----------        --------       --------
NET ASSET VALUE, END OF PERIOD ......................    $    10.96        $  10.61       $  10.66
                                                         ==========        ========       ========
TOTAL RETURN (A) ....................................          4.96%(b)        6.79%         11.21%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........    $   64,185        $ 46,076       $ 25,745
Ratios to average net assets:
 Expenses** .........................................          0.50%(c)        0.50%          0.50%
 Net Investment Income ..............................          3.27%(c)        3.26%          4.64%
PORTFOLIO TURNOVER RATE .............................           219%            424%           370%



                                                                        SELECT SHARES                      ADVISOR SHARES
                                                      ------------------------------------------------- -------------------
                                                                                                                    FOR THE
                                                                                                FOR THE         PERIOD FROM
                                                             FOR THE        FOR THE         PERIOD FROM  FEBRUARY 28, 2002*
                                                          YEAR ENDED     YEAR ENDED   OCTOBER 20, 1997*             THROUGH
                                                        DECEMBER 31,   DECEMBER 31,             THROUGH       JUNE 30, 2002
                                                                1999           1998   DECEMBER 31, 1997         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCES:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  10.43       $  10.19        $   10.00(e)        $   10.79(e)
                                                         --------       --------        ---------           ---------
 Net investment income ..............................        0.41           0.40             0.08                0.12
 Net realized and unrealized gain (loss) ............       (0.39)          0.29             0.19                0.18
                                                         --------       --------        ---------           ---------
 Total income from investment operations ............       0.02            0.69             0.27                0.30
                                                         --------       --------        ---------           ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................       (0.41)         (0.40)           (0.08)              (0.12)
 Excess of net investment income ....................          --             --               --                  --
 Net realized gains .................................          --          (0.05)              --                  --
                                                         --------       --------        ---------           ---------
Total Dividends and Distributions:                          (0.41)         (0.45)           (0.08)              (0.12)
                                                         --------       --------        ---------           ---------
 Net change in net asset value per share ............       (0.39)          0.24             0.19                0.18
                                                         --------       --------        ---------           ---------
NET ASSET VALUE, END OF PERIOD ......................    $  10.04       $  10.43        $   10.19           $   10.97
                                                         ========       ========        =========           =========
TOTAL RETURN (A) ....................................        0.14%          6.91%            2.70%(b)            2.78%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........    $ 19,044       $ 29,735        $   2,805           $     231
Ratios to average net assets:
 Expenses** .........................................        0.50%          0.50%            0.50%(c)            0.75%(c)
 Net Investment Income ..............................        3.96%          3.90%            3.95%(c)            3.21%(c)
PORTFOLIO TURNOVER RATE .............................         299%           226%              46%                219%

--------
*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of June 30, 2002 there were no Advisor Shares outstanding.
(e)  Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                        U.S. GOVERNMENT SECURITIES FUND





                                                             SELECT SHARES (D)
                                                      --------------------------------
                                                                FOR THE
                                                             SIX MONTHS
                                                                  ENDED        FOR THE
                                                               JUNE 30,     YEAR ENDED
                                                                   2002   DECEMBER 31,
                                                            (UNAUDITED)           2001
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $    10.24        $  10.32
                                                         ----------        --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................          0.18            0.44
 Net realized and unrealized gain (loss) ............          0.16            0.31
                                                         ----------        --------
 Total income (loss) from investment operations .....          0.34            0.75
                                                         ----------        --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................         (0.18)          (0.44)
 Excess of net investment income ....................            --              --
 Net realized gains .................................            --           (0.39)
                                                         ----------        --------
Total dividends and distributions ...................         (0.18)          (0.83)
                                                         ----------        --------
 Net change in net asset value per share ............          0.16           (0.08)
                                                         ----------        --------
NET ASSET VALUE, END OF PERIOD ......................    $    10.40        $  10.24
                                                         ==========        ========
TOTAL RETURN (A) ....................................          3.35%(b)        7.41%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........    $   31,687        $ 40,192
Ratios to average net assets:
 Expenses** .........................................          0.50%(c)        0.50%
 Net investment income ..............................          3.50%(c)        4.20%
PORTFOLIO TURNOVER RATE .............................           402%            868%



                                                                            SELECT SHARES (D)
                                                      -------------------------------------------------------------
                                                                                                            FOR THE
                                                                                                        PERIOD FROM
                                                             FOR THE        FOR THE        FOR THE    JULY 1, 1997*
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED          THROUGH
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                                2000           1999           1998             1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $   9.76       $  10.46       $  10.17       $   10.00(e)
                                                         --------       --------       --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................        0.57           0.49           0.50            0.27
 Net realized and unrealized gain (loss) ............        0.56          (0.69)          0.48            0.19
                                                          --------      --------       --------       ---------
 Total income (loss) from investment operations .....        1.13          (0.20)          0.98            0.46
                                                          --------      --------       --------       ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................       (0.57)         (0.49)         (0.50)          (0.27)
 Excess of net investment income ....................          --             --             --           (0.01)
 Net realized gains .................................          --          (0.01)         (0.19)          (0.01)
                                                         --------       --------       --------       ---------
Total dividends and distributions ...................       (0.57)         (0.50)         (0.69)          (0.29)
                                                         --------       --------       --------       ---------
 Net change in net asset value per share ............        0.56          (0.70)          0.29            0.17
                                                         --------       --------       --------       ---------
NET ASSET VALUE, END OF PERIOD ......................    $  10.32       $   9.76       $  10.46       $   10.17
                                                         ========       ========       ========       =========
TOTAL RETURN (A) ....................................       11.98%         (1.95%)         9.82%           4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........    $ 52,693       $ 42,422       $ 39,359       $   3,955
Ratios to average net assets:
 Expenses** .........................................        0.50%          0.50%          0.50%           0.50%(c)
 Net investment income ..............................        5.74%          4.85%          4.59%           5.32%(c)
PORTFOLIO TURNOVER RATE .............................         592%           225%           423%            153%

                            MORTGAGE SECURITIES FUND

                                                                       SELECT SHARES
                                                      -----------------------------------------------
                                                                FOR THE
                                                             SIX MONTHS
                                                                  ENDED        FOR THE        FOR THE
                                                               JUNE 30,     YEAR ENDED     YEAR ENDED
                                                                   2002   DECEMBER 31,   DECEMBER 31,
                                                            (UNAUDITED)           2001           2000
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $    10.24        $  10.10       $   9.71
                                                         ----------        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................          0.28            0.60           0.62
 Net realized and unrealized gain (loss) ............          0.14            0.15           0.39
                                                         ----------        --------       --------
 Total income from investment operations ............          0.42            0.75           1.01
                                                         ----------        --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................         (0.28)          (0.60)         (0.62)
 Excess of net investment income ....................            --           (0.01)            --
 Net realized gains .................................            --              --             --
                                                         ----------        --------       --------
Total dividends and distributions ...................         (0.28)          (0.61)         (0.62)
                                                         ----------        --------       --------
 Net change in net asset value per share ............          0.14            0.14           0.39
                                                         ----------        --------       --------
NET ASSET VALUE, END OF PERIOD ......................    $    10.38        $  10.24       $  10.10
                                                         ==========        ========       ========
TOTAL RETURN (A) ....................................          4.15%(b)        7.54%         10.86%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........    $   87,412        $ 80,169       $ 45,024
Ratios to average net assets:
 Expenses** .........................................          0.50%(c)        0.50%          0.50%
 Net investment income ..............................          5.47%(c)        5.77%          6.39%
PORTFOLIO TURNOVER RATE .............................            53%             60%            33%



                                                                       SELECT SHARES                                 ADVISOR
                                                      -----------------------------------------------                --------
                                                                                                                  FOR THE
                                                                                              FOR THE         PERIOD FROM
                                                                                          PERIOD FROM  FEBRUARY 28, 2002*
                                                             FOR THE        FOR THE     JULY 1, 1997*             THROUGH
                                                          YEAR ENDED     YEAR ENDED           THROUGH            JUNE 30,
                                                        DECEMBER 31,   DECEMBER 31,      DECEMBER 31,                2002
                                                                1999           1998              1997         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  10.28       $  10.17       $   10.00(e)       $   10.34(e)
                                                         --------       --------       ---------          ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................        0.59           0.58            0.29               0.18
 Net realized and unrealized gain (loss) ............       (0.57)          0.14            0.22               0.06
                                                         --------       --------       ---------          ---------
 Total income from investment operations ............        0.02           0.72            0.51               0.24
                                                         --------       --------       ---------          ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................       (0.59)         (0.58)          (0.29)             (0.18)
 Excess of net investment income ....................          --          (0.01)          (0.01)                --
 Net realized gains .................................          --          (0.02)          (0.04)                --
                                                         --------       --------       ---------          ---------
Total dividends and distributions ...................       (0.59)         (0.61)          (0.34)             (0.18)
                                                         --------       --------       ---------          ---------
 Net change in net asset value per share ............       (0.57)          0.11            0.17               0.06
                                                         --------       --------       ---------          ---------
NET ASSET VALUE, END OF PERIOD ......................    $   9.71       $  10.28       $   10.17          $   10.40
                                                         ========       ========       =========          =========
TOTAL RETURN (A) ....................................        0.23%          7.26%           5.10%(b)           2.31%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........    $ 62,309       $ 54,461       $  17,037          $     179
Ratios to average net assets:
 Expenses** .........................................        0.50%          0.50%           0.50%(c)           0.75%(c)
 Net investment income ..............................        5.92%          5.72%           5.77%(c)           5.04%(c)
PORTFOLIO TURNOVER RATE .............................          29%            78%             81%                53%

--------
*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of June 30, 2002 there were no Advisor Shares outstanding.
(e)  Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                               TOTAL RETURN FUND





                                                                          SELECT SHARES (D)
                                                        ------------------------------------------------------
                                                                  FOR THE                              FOR THE
                                                               SIX MONTHS                          PERIOD FROM
                                                                    ENDED     FOR THE YEAR      JUNE 22, 2000*
                                                                 JUNE 30,            ENDED             THROUGH
                                                                     2002     DECEMBER 31,        DECEMBER 31,
                                                              (UNAUDITED)             2001                2000
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................      $   10.04          $   10.27         $   10.00(e)
                                                           ---------          --------          ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................           0.26               0.59              0.34
 Net realized and unrealized gains (loss) ...........          (0.01)             (0.09)             0.37
                                                           ---------          ---------         ---------
 Total income from investment operations ............           0.25               0.50              0.71
                                                           ---------          ---------         ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................          (0.26)             (0.59)            (0.34)
 Net realized gains .................................             --              (0.14)            (0.10)
                                                           ---------          ---------         ---------
Total dividends and distributions ...................          (0.26)             (0.73)            (0.44)
                                                           ---------          ---------         ---------
 Net change in net asset value per share ............          (0.01)             (0.23)             0.27
                                                           ---------          ---------         ---------
NET ASSET VALUE, END OF PERIOD ......................      $   10.03          $   10.04         $   10.27
                                                           =========          =========         =========
TOTAL RETURN (A) ....................................           2.54%(b)           4.96%             7.25%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........      $   9,258          $   6,673         $   3,148
Ratios to average net assets:
 Expenses** .........................................           0.80%(c)           0.80%             0.69%(c)
 Net investment income ..............................           5.25%(c)           5.50%             6.33%(c)
PORTFOLIO TURNOVER RATE .............................             71%               257%              102%

--------
*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of June 30, 2002, there were no Advisor Shares outstanding.
(e)  Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION. The OFFIT Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and operates as a non-diversified, no-load, open-end management investment company. The Company consists of ten separately managed funds, of which eight, OFFIT High Yield Fund, OFFIT Emerging Markets Bond Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund, OFFIT Mortgage Securities Fund and OFFIT Total Return Fund (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

High Yield Fund .........................   March 2, 1994
Emerging Markets Bond Fund ..............   March 8, 1994
New York Municipal Fund .................   April 3, 1995
California Municipal Fund ...............   April 2, 1997
National Municipal Fund .................   October 20, 1997
U.S. Government Securities Fund .........   July 1, 1997
Mortgage Securities Fund ................   July 1, 1997
Total Return Fund .......................   June 22, 2000

Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." Effective November 1, 1999, the High Yield Fund offered a new class of shares, designated as "MSD&T Shares". Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the Advisor and MSD&T shares are expected to bear additional shareholder servicing expenses.

The High Yield Fund's primary investment objective is high current income with capital appreciation as a secondary objective. The Emerging Markets Bond Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The New York Municipal Fund seeks to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The California Municipal Fund seeks to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The National Municipal Fund seeks to maximize total after-tax return, consistent with a prudent level of credit risk. The U.S. Government Securities Fund seeks to provide shareholders with current income. The Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation. The Total Return Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.

OFFITBANK (the "Adviser") serves as the Funds' investment adviser. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor") serves as the distributor of the Funds' shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.


SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.


EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a

                        THE OFFIT INVESTMENT FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are realized and unrealized gains and losses are incurred.


ORGANIZATIONAL COSTS:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations.


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the High Yield, New York Municipal, California Municipal, National Municipal, U.S. Government Securities, Mortgage Securities and Total Return Funds' net investment income, if any, are declared daily and paid monthly. Dividends from the Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.


FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

                                        CAPITAL LOSS
                                          DEFERRED
                                       -------------
Emerging Markets Bond Fund .........   $2,138,681
New York Municipal Fund ............        4,158
Mortgage Securities Fund ...........       93,342

For federal income tax purposes, the following Funds have capital loss carry-forwards:

                                               EMERGING         MORTGAGE
                                                MARKETS        SECURITIES
DATE OF EXPIRATION:      HIGH YIELD FUND       BOND FUND          FUND
---------------------   -----------------   --------------   -------------
2006 ................   $     62,898        $23,411,481      $       --
2007 ................     15,953,813         19,398,259              --
2008 ................     56,939,153          3,877,872              --
2009 ................    141,914,468          3,547,217       1,130,073
                        ------------        -----------      ----------
Total ...............   $214,870,332        $50,234,829      $1,130,073
                        ============        ===========      ==========

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade

                        THE OFFIT INVESTMENT FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.


REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


DERIVATIVE INSTRUMENTS:

Each Fund (other than the New York, California and National Municipal Funds) may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings. The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Such Funds reserve the right to conduct futures transactions based on an index, which may be developed in the future to correlate with price movements in municipal obligations.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2002 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The table below indicates the High Yield Funds' outstanding forward currency contract positions at June 30, 2002:

                                                  VALUE ON         VALUE AT
                       CONTRACT     MATURITY    ORIGINATION        JUNE 30,      UNREALIZED
         CURRENCY      AMOUNTS        DATE          DATE             2002       DEPRECIATION
        ---------- --------------- ---------- ---------------  --------------- -------------
Sell.     EURO        (6,870,000)  09/18/02      (6,464,670)      (6,760,201)   $ (295,531)
Sell.      GBP        (7,304,000)  09/18/02     (10,722,272)     (11,077,010)     (354,738)
                                                                                ----------
Net unrealized depreciation on forward positions ...........................    $ (650,269)
                                                                                ==========

Currency Abbreviations:


      EURO            -- European Dollars
      GBP             -- British Pound

The Emerging Markets Bond Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.


NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES. The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with the Adviser. Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200,000,000 of assets, 0.75% for the next $400,000,000 and 0.65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Bond Fund; 0.35% in the case of the New York Municipal Fund, the California Municipal Fund, the National Municipal Fund, the U.S. Securities Fund, the Mortgage Securities Fund and 0.50% in the case of the Total Return Fund. The table below indicates the amount of advisory fee waived at June 30, 2002:

   New York Municipal Fund ..................  $37,216
   California Municipal Fund ................   14,261
   National Municipal Fund ..................   26,215
   U.S. Government Securities Fund ..........   29,056
   Mortgage Securities Fund .................   38,909
   Total Return Fund ........................    2,884

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in

                        THE OFFIT INVESTMENT FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of each Fund's first $300 million in average daily net assets; 0.11% of each Fund's next $300 million in average daily net assets; 0.08% of each Fund's next $300 million in average daily net assets; 0.05% of each Fund's next $300 million in average daily net assets; and 0.0275% of each Fund's average daily net assets in excess of $1.2 billion. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of administration fee waived by PFPC at June 30, 2002:

   Total Return Fund .........  $5,613

PFPC provides the Funds with fund accounting and re lated services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of accounting fee waived by PFPC at June 30, 2002:

   California Municipal Fund ..........  $7,500
   Total Return Fund ..................   7,500

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive a portion or all of its fees. The table below indicates the amount of transfer agent fee waived by PFPC at June 30, 2002:

   New York Municipal Fund ..................  $3,352
   California Municipal Fund ................   3,321
   National Municipal Fund ..................   7,999
   U.S. Government Securities Fund ..........   2,086
   Mortgage Securities Fund .................   2,868
   Total Return Fund ........................   3,449

Shares in each Fund are sold on a continuous basis by the Distributor. Solely, for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, the Advisor class of each Fund is authorized to spend up to 0.25% of its net assets annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the period ended June 30, 2002, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor and MSD&T Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor or MSD&T Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor or MSD&T Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor or MSD&T Shares. For the period ended June 30, 2002, there were $47,106 in shareholder servicing fees incurred in the MSD&T Share Class of the High Yield Fund and $6,235 in shareholder servicing fees incurred in the Advisor Share Class of the High Yield Fund. In addition, the Advisor Share Class had shareholding servicing fees of $63 in New York Municipal Fund, $192 in National Municipal Fund and $149 in Mortgage Securities Fund.

OFFITBANK has contractually agreed to limit the expenses of the New York Municipal, California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds to 0.50% of average daily net assets and the Total Return Fund to 0.80% of average daily net assets. In order to maintain these expense limitations, the Adviser has waived some or all of its advisory fee.

NOTE 4 -- SECURITIES TRANSACTIONS. For the period ended June 30, 2002, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), were as follows:




                                 COMMON STOCKS AND                   U.S. GOVERNMENT
                                  CORPORATE BONDS                      OBLIGATIONS
                         ---------------------------------   -------------------------------
                            PURCHASES           SALES           PURCHASES          SALES
                         ---------------   ---------------   --------------   --------------
High Yield Fund ......   $128,432,195      $202,359,659      $        --      $        --
Emerging Markets
 Bond Fund ...........    126,997,653       137,416,391               --               --
New York
 Municipal Fund ......    180,385,652       170,180,589               --               --
California
 Municipal Fund ......     29,670,095        24,043,203               --               --
National Municipal
 Fund ................    128,924,739       110,446,270               --               --
U.S. Government
 Securities Fund .....             --                --      139,465,336      149,636,607
Mortgage Securities
 Fund ................             --                --       62,705,717       43,523,517
Total Return Fund.....      2,581,772         1,155,871        6,364,775        4,988,693

                        THE OFFIT INVESTMENT FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the periods ended June 30, 2002 and December 31, 2001, respectively, were as follows:




                                                     HIGH YIELD FUND SELECT SHARES
                              ---------------------------------------------------------------------------
                                        SIX MONTHS ENDED                          YEAR ENDED
                                         JUNE 30, 2002                        DECEMBER 31, 2001
                              ------------------------------------   ------------------------------------
                                   SHARES              AMOUNT             SHARES              AMOUNT
                              ----------------   -----------------   ----------------   -----------------
Shares issued .............     6,509,100        $  48,296,447        36,347,049        $ 295,436,832
Shares reinvested .........     2,693,784           19,741,756         8,599,078           68,037,301
Shares redeemed ...........   (26,568,410)        (196,079,641)      (60,930,468)        (437,497,602)
                              -----------        -------------       -----------        -------------
Net increase
 (decrease) ...............   (17,365,526)       $(128,041,438)      (15,984,341)       $(110,023,469)
                              ===========        =============       ===========        =============


                                              HIGH YIELD FUND ADVISOR SHARES
                              --------------------------------------------------------------
                                     SIX MONTHS ENDED                    YEAR ENDED
                                       JUNE 30, 2002                 DECEMBER 31, 2001
                              -------------------------------   ----------------------------
                                  SHARES           AMOUNT          SHARES          AMOUNT
                              -------------   ---------------   ------------   -------------
Shares issued .............        27,922     $   206,314          377,297      $2,995,669
Shares reinvested .........        22,296         163,576           33,688         260,766
Shares redeemed ...........      (190,160)     (1,388,802)         (56,496)       (437,733)
                                 --------     -----------          -------      ----------
Net increase
 (decrease) ...............      (139,942)    $(1,018,912)         354,489      $2,818,702
                                 ========     ===========          =======      ==========


                                                   HIGH YIELD FUND MSD&T SHARES
                              -----------------------------------------------------------------------
                                       SIX MONTHS ENDED                        YEAR ENDED
                                        JUNE 30, 2002                      DECEMBER 31, 2001
                              ----------------------------------   ----------------------------------
                                   SHARES            AMOUNT             SHARES            AMOUNT
                              ---------------   ----------------   ---------------   ----------------
Shares issued .............    1,315,892        $ 10,776,895        3,216,559        $ 28,537,690
Shares reinvested .........        1,867              15,023            4,945              42,755
Shares redeemed ...........   (2,807,038)        (22,033,276)      (1,512,322)        (13,757,334)
                              ----------        ------------       ----------        ------------
Net increase
(decrease) ................   (1,489,279)       $(11,241,358)       1,709,182        $ 14,823,111
                              ==========        ============       ==========        ============


                                              EMERGING MARKET BOND FUND SELECT SHARES
                              -----------------------------------------------------------------------
                                       SIX MONTHS ENDED                        YEAR ENDED
                                        JUNE 30, 2002                      DECEMBER 31, 2001
                              ----------------------------------   ----------------------------------
                                   SHARES            AMOUNT             SHARES            AMOUNT
                              ---------------   ----------------   ---------------   ----------------
Shares issued .............    1,501,697        $ 12,414,172        2,616,060        $ 23,036,814
Shares reinvested .........      490,330           3,765,920        1,346,318          11,566,480
Shares redeemed ...........   (3,507,706)        (28,407,134)      (6,647,819)        (55,894,119)
                              ----------        ------------       ----------        ------------
Net decrease ..............   (1,515,679)       $(12,227,042)      (2,685,441)       $(21,290,825)
                              ==========        ============       ==========        ============


                                 EMERGING MARKET BOND FUND ADVISOR SHARES
                                ------------------------------------------
                                 SIX MONTHS ENDED         PERIOD ENDED
                                   JUNE 30, 2002       DECEMBER 31, 2001
                                -------------------   --------------------
                                 SHARES     AMOUNT     SHARES      AMOUNT
                                --------   --------   --------   ---------
Shares issued. ..............      --         $--          2      $   16
Shares reinvested . .........       1           4          1          11
Shares redeemed .............      --          --        (50)       (447)
                                   --         ---        ---      ------
Net increase
(decrease) ..................       1         $ 4        (47)     $ (420)
                                   ==         ===        ===      ======






                                                NEW YORK MUNICIPAL FUND SELECT SHARES
                                ----------------------------------------------------------------------
                                         SIX MONTHS ENDED                       YEAR ENDED
                                          JUNE 30, 2002                      DECEMBER 31, 2001
                                ----------------------------------   ---------------------------------
                                     SHARES            AMOUNT             SHARES            AMOUNT
                                ---------------   ----------------   ---------------   ---------------
Shares issued. ..............    2,674,262        $29,290,909         2,648,075        $ 29,546,570
Shares reinvested . .........      122,804          1,343,447           548,288           5,981,690
Shares redeemed .............   (2,209,403)       (24,086,141)       (1,551,809)        (17,189,580)
                                ----------        -----------        ----------        ------------
Net increase ................      587,663        $ 6,548,215         1,644,554        $ 18,338,680
                                ==========        ===========        ==========        ============


                                NEW YORK MUNICIPAL FUND ADVISOR SHARES
                              -------------------------------------------
                               SIX MONTHS ENDED          YEAR ENDED
                                 JUNE 30, 2002        DECEMBER 31, 2001
                              -------------------   ---------------------
                               SHARES     AMOUNT     SHARES      AMOUNT
                              --------   --------   --------   ----------
Shares issued .............     --         $ --      4,421     $50,000
Shares reinvested .........     70          765        184       1,992
                                --         ----      -----     -------
Net increase ..............     70         $765      4,605     $51,992
                                ==         ====      =====     =======


                                           CALIFORNIA MUNICIPAL FUND SELECT SHARES
                              -----------------------------------------------------------------
                                     SIX MONTHS ENDED                     YEAR ENDED
                                       JUNE 30, 2002                   DECEMBER 31, 2001
                              -------------------------------   -------------------------------
                                  SHARES           AMOUNT           SHARES           AMOUNT
                              -------------   ---------------   -------------   ---------------
Shares issued .............       794,081     $8,523,297            550,334     $5,928,798
Shares reinvested .........        20,564        221,109             74,226        795,263
Shares redeemed ...........      (382,211)    (4,085,293)          (253,830)    (2,787,705)
                                 --------     ----------           --------     ----------
Net increase ..............       432,434     $4,659,113            370,730     $3,936,356
                                 ========     ==========           ========     ==========


                                              NATIONAL MUNICIPAL FUND SELECT SHARES
                              ---------------------------------------------------------------------
                                      SIX MONTHS ENDED                       YEAR ENDED
                                       JUNE 30, 2002                     DECEMBER 31, 2001
                              --------------------------------   ----------------------------------
                                  SHARES           AMOUNT             SHARES            AMOUNT
                              -------------   ----------------   ---------------   ----------------
Shares issued .............    2,429,550      $26,141,853         2,863,903        $31,237,336
Shares reinvested .........       38,084          411,543           172,089          1,846,244
Shares redeemed ...........     (956,200)     (10,282,728)       (1,108,464)       (12,179,957)
                               ---------      -----------        ----------        -----------
Net increase ..............    1,511,434      $16,270,668         1,927,528        $20,903,623
                               =========      ===========        ==========        ===========


                                NATIONAL MUNICIPAL
                               FUND ADVISOR SHARES
                              ----------------------
                                   PERIOD ENDED
                                  JUNE 30, 2002
                              ----------------------
                               SHARES       AMOUNT
                              --------   -----------
Shares issued .............   20,854     $225,016
Shares reinvested .........      227        2,460
                              ------     --------
Net increase ..............   21,081     $227,476
                              ======     ========


                                           U.S. GOVERNMENT SECURITIES FUND SELECT SHARES
                              -----------------------------------------------------------------------
                                       SIX MONTHS ENDED                        YEAR ENDED
                                        JUNE 30, 2002                      DECEMBER 31, 2001
                              ----------------------------------   ----------------------------------
                                   SHARES            AMOUNT             SHARES            AMOUNT
                              ---------------   ----------------   ---------------   ----------------
Shares issued .............      359,067        $ 3,688,259         2,654,132        $ 27,875,097
Shares reinvested .........       37,654            386,536           237,186           2,456,712
Shares redeemed ...........   (1,272,360)       (12,974,842)       (4,072,569)        (42,966,415)
                              ----------        -----------        ----------        ------------
Net decrease ..............     (875,639)       $(8,900,047)       (1,181,251)       $(12,634,606)
                              ==========        ===========        ==========        ============

                        THE OFFIT INVESTMENT FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                                              MORTGAGE SECURITIES FUND SELECT SHARES
                              -----------------------------------------------------------------------
                                       SIX MONTHS ENDED                        YEAR ENDED
                                        JUNE 30, 2002                      DECEMBER 31, 2001
                              ----------------------------------   ----------------------------------
                                   SHARES            AMOUNT             SHARES            AMOUNT
                              ---------------   ----------------   ---------------   ----------------
Shares issued .............    2,303,776        $23,705,581         5,124,313        $52,625,394
Shares reinvested .........      136,638          1,409,383           235,141          2,411,969
Shares redeemed ...........   (1,849,582)       (19,046,740)       (1,986,680)       (20,459,373)
                              ----------        -----------        ----------        -----------
Net increase ..............      590,832        $ 6,068,224         3,372,774        $34,577,990
                              ==========        ===========        ==========        ===========


                               MORTGAGE SECURITIES
                               FUND ADVISOR SHARES
                              ----------------------
                                   PERIOD ENDED
                                  JUNE 30, 2002
                              ----------------------
                               SHARES       AMOUNT
                              --------   -----------
Shares issued .............   16,912     $175,199
Shares reinvested .........      291        3,011
                              ------     --------
Net increase ..............   17,203     $178,210
                              ======     ========


                                               TOTAL RETURN FUND SELECT SHARES
                              -----------------------------------------------------------------
                                     SIX MONTHS ENDED                     YEAR ENDED
                                       JUNE 30, 2002                   DECEMBER 31, 2001
                              -------------------------------   -------------------------------
                                  SHARES           AMOUNT           SHARES           AMOUNT
                              -------------   ---------------   -------------   ---------------
Shares issued .............       612,230     $6,149,682            589,991     $6,092,022
Shares reinvested .........         6,785         68,028             21,716        221,889
Shares redeemed ...........      (360,359)    (3,614,017)          (253,464)    (2,623,696)
                                 --------     ----------           --------     ----------
Net increase ..............       258,656     $2,603,693            358,243      3,690,215
                                 ========     ==========           ========     ==========

NOTE 6 -- OTHER MATTERS The High Yield Fund and the Emerging Markets Bond Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the State of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions. These Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated. If either New York or California or any of their local government entities are unable to meet their financial obligations, the income derived by these Funds and their ability to preserve capital and liquidity could be adversely affected.

                        THE OFFIT INVESTMENT FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

F. Daniel Prickett
Chairman of the Board, President and Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Stephen M. Peck
Director

Vincent M. Rella
Secretary & Treasurer

David C. Lebisky
Assistant Secretary


INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, New York 10022

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
3200 Horizon Drive
King of Prussia, PA 19406

ADMINISTRATOR
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
The Bank of New York
100 Church Street, 10th Floor
New York, New York 10286

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.


                        THE OFFIT INVESTMENT FUND, INC.
                        400 BELLEVUE PARKWAY, SUITE 108
                             WILMINGTON, DE 19809
                                (800) 618-9510